UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/16__

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter

December 31, 2016

Templeton Emerging Markets Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

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As approved by the board of trustees at a meeting held on July 13, 2016, Templeton Emerging Markets Balanced Fund’s fiscal year-end was changed to December 31. We are pleased to bring you Templeton Emerging Markets Balanced Fund’s annual report covering the shortened fiscal year for the transitional nine-month period between the Fund’s prior fiscal year-end, March 31, 2016, and December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares had a +9.64% cumulative total return for the nine months ended December 31, 2016. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global had a +5.27% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

*Figures represent the net Fund exposure and include certain derivatives held in the potfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the period under review amid a generally modest recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies in general continued to grow faster than developed market economies. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. After growing strongly in the March 2016 quarter, India’s economy cooled in the June quarter, due to slower private consumption growth and declining fixed investment, but improved slightly in the September quarter. Russia’s economic contraction eased in 2016, following a rebound in oil prices and an improvement in industrial production. Brazil’s economy continued to be in recession due to weak domestic demand and slower export growth. Among other emerging markets, South Africa’s economy showed signs of improvement, while Mexico’s, South Korea’s and the Czech Republic’s economies moderated.

1. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the nine months ended 12/31/16, the MSCI EM Index posted a +5.53% total return and the JPM EMBI Global posted a +4.73% total return.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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Several central banks, including those of Mexico, Turkey and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including those of South Korea, Hungary and Indonesia, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a six-year low and increased monetary liquidity. The Bank of Russia reduced its key interest rates in June and September, citing lower inflation expectations amid an economic recession. Brazil’s central bank cut its benchmark interest rate in October and November to spur economic growth. The People’s Bank of China (PBOC) left its benchmark interest rate unchanged in 2016, but employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the renminbi against the U.S. dollar.

Emerging market stocks recovered from a weak start to 2016 caused by investor concerns about the direction of the U.S. Federal Reserve’s (Fed’s) monetary policy, a plunge in China’s domestic equity market in January 2016, a collapse in crude oil prices and moderating global economic growth. Equity markets generally trended higher beginning in late January as prices of many commodities rose, the PBOC implemented further monetary stimulus measures, Greece finalized a new debt deal with its creditors and Brazil impeached President Dilma Rousseff. The U.K.’s referendum to leave the European Union, volatile commodity prices, U.S. President Donald Trump’s potential protectionist trade policies, and the Fed’s decision to raise the federal funds target rate in December weighed on market sentiment. However, emerging market stocks overall rebounded by period-end amid additional monetary easing by major central banks, notably the Bank of Japan, the Bank of England and the European Central Bank, and subsiding concerns about global economic growth. The agreement by members of the Organization of the Petroleum Exporting Countries (OPEC) to curb production, followed by commitments of 11 non-OPEC members, including Russia, to curb oversupply, also supported stocks. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +5.53% total return for the nine months ended December 31, 2016.1 U.S. dollar-denominated emerging market bonds, as measured by the JPM EMBI Global, generated a +4.73% total return for the same period.1

Some investors continued to take complacent views on interest rates, in our opinion, based on an apparent belief that inflation had become structurally lower. This effect kept yields unnaturally low for much of the period between March and September 2016. Underlying inflation in the U.S. was not

*Figures represent the net Fund exposure and include certain derivatives held in the potfolio (or their underlying reference assets) and may not total 100% or may negative due to rounding, use of any derivatives or other factors.

adequately priced into bond yields during this time, in our
view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared

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to price in deflation and downside risks. As the Fed continued to pass on raising rates, a number of currencies strengthened against the U.S. dollar.

In October, U.S. Treasury yields began to rise sharply due to growing expectations for a December rate hike and a recognition that inflation pressures had been rising. The U.S. dollar broadly strengthened against a vast set of currencies during the month, notably against the euro. Although the Fed held rates unchanged at its early November meeting, a sharp correction in U.S. Treasury valuations manifested quickly after the results of the U.S. election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the eurozone drove significant depreciations of the euro against the U.S. dollar in October, November and December. The Fed ultimately hiked the federal funds target rate by 0.25% at its mid-December meeting and indicated that it expected three rate hikes in 2017. The yield on the 10-year U.S. Treasury note finished the period nearly 0.70% higher at 2.45%, while the euro notably depreciated against the U.S. dollar over the full period.

Investment Strategy

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, or may be used for hedging purposes.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Top Five Equity Holdings

12/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.9%
Technology Hardware, Storage & Peripherals, South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8%
Semiconductors & Semiconductor Equipment, Taiwan
Naspers Ltd.	3.7%
Media, South Africa
Brilliance China Automotive Holdings Ltd.	3.3%
Automobiles, China
Tencent Holdings Ltd.	2.6%
Internet Software & Services, China

Equity

During the period under review, key contributors to the Fund’s absolute performance included Samsung Electronics, Itau Unibanco Holding and Brilliance China Automotive Holdings.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. Its shares rose over the period, helped by the company’s solid earnings. However, the company suffered a setback during the year after implementing a global recall and ultimately discontinuing production of Galaxy Note 7 smartphones. Despite the anticipated costs associated with the incident, its shares recovered in late 2016 amid investor expectations that fourth-quarter earnings would grow significantly compared to a year earlier, due to strong demand for memory chips and a rebound in display and smartphone operations. Further supporting investor sentiment were share buybacks, expectations for higher dividends and the company’s efforts to improve its governance structure.

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Itau Unibanco is one of Brazil’s largest financial conglomerates. It operates across a wide range of segments, including commercial, retail and wholesale banking. It announced above-consensus third-quarter results and also benefited from improved sentiment in Brazil as investors cheered the impeachment of Dilma Rousseff and welcomed Michel Temer as the country’s official president. Investors were also encouraged by the approval of key reforms and the central bank’s monetary easing efforts to stimulate economic growth.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with German luxury car manufacturer BMW. The company reported sales growth for the first nine months of the 2016, supported by the launch of new models. Although the Chinese government announced an additional 10% consumption tax on ultra-luxury cars priced RMB1.3 million or above effective December 1, 2016, BMW cars are generally priced below this threshold, leaving investor sentiment on the stock unaffected. Additionally, the possibility of consumers favoring lower-priced premium cars after the luxury car tax implementation might have supported share price performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the nine months ended December 31, 2016, the U.S. dollar declined in value relative to many currencies in which the Fund’s equity investments were traded. As a result, the Fund’s equity performance was positively affected by the equity portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, key detractors from the Fund’s absolute performance included Infosys, Fila Korea and Baidu.

Infosys is an information technology (IT) consulting and outsourcing company that provides its clients with solutions to help them improve business performance. It is based in India but operates globally across a number of industry segments. The company reported growth in third-quarter revenues, but a downgrade in fiscal-year 2017 sales outlook weighed on share price performance. Investor concerns that U.S. protectionist measures could adversely affect the company’s businesses also pressured equity returns. Further hindering share price performance was the Indian stock market’s decline in November, following the government’s demonetization measures.

Fila Korea is a South Korean sporting goods manufacturer that produces a wide variety of products, including footwear, clothing and accessories. The company reported disappointing third-quarter results, driven by losses in its South Korean operations. A major driver of Fila’s share price was its stake in Acushnet, which makes golf equipment and accessories under the Titleist and FootJoy brands. In late 2016, Acushnet listed its shares in the U.S., but the lower-than-expected initial public offering price had a negative impact on Fila’s shares. During this process, Fila added to its existing holding in Acushnet.

Baidu is China’s leading Internet search platform and provider of online marketing solutions. The company also operates an e-commerce platform with an online payment tool, develops and markets web application software, provides entertainment products, and provides human resources-related services. Its shares fell early in the period after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations. Third-quarter earnings exceeded market expectations, but weaker-than-expected fourth-quarter guidance weighed on investor sentiment. Chinese Internet stocks also generally declined late in the year following the U.S. presidential election, as many investors were concerned that the incoming president’s potential anti-globalization stance could hamper the operating environment for Chinese technology companies.

During the period, our continued search for what we considered undervalued investments with attractive fundamentals led us to increase the Fund’s equity holdings in Russia, Saudi Arabia,2 Mexico and South Korea. In sector terms, we initiated equity exposure to utilities and increased equity holdings in materials, energy and health care.3 Key purchases included new investments in Alibaba Group Holding, China’s biggest

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.
3. The utilities sector comprises gas utilities sector in the equity section of the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the equity section of the SOI. The energy sector comprises oil, gas and consumable fuels in the equity section of the SOI. The health care sector comprises biotechnology and pharmaceuticals in the equity section of the SOI.

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e-commerce company; Saudi Basic Industries,2 one of the world’s largest petrochemical producers; and IMAX, a U.S.-listed leading global entertainment technology company specializing in immersive motion picture technologies.

Conversely, we reduced the Fund’s equity holdings in Brazil, South Africa and China, largely through Hong Kong-listed China H shares,4 as well as in emerging market companies listed in Belgium and the U.K., to focus on opportunities we considered to be more attractively valued within our investment universe. In sector terms, we reduced holdings in telecommunication services and consumer staples and made some sales in IT and financials.5 Key sales included closing equity positions in the aforementioned Baidu and in China Mobile, a Chinese telecommunication services provider, as well as trimming the Fund’s investment in Banco Bradesco, a Brazilian commercial bank.

Top Five Fixed Income Holdings*
12/31/16
% of Total
Issue/Issuer	Net Assets
Nota Do Tesouro Nacional	5.3%
Argentine Bonos del Tesoro	4.0%
Titulos de Tesoreria	3.5%
Government of Indonesia	3.2%
Government of Ukraine	3.1%
*Excludes short-term investments.

Fixed Income

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming for a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we feel have solid underlying fundamentals and prudent fiscal, monetary and financial policies. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?
An interest-rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

What is duration?
Duration is a measure of a bond’s price sensitivity to
interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to
interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s positive absolute performance benefited from interest-rate strategies and overall credit exposures. Currency positions had a largely neutral effect on absolute return. The Fund maintained a defensive approach regarding interest rates in emerging markets. Duration exposures in Latin America (Brazil and Colombia) contributed to absolute performance, as did the Fund’s negative duration exposure to U.S. Treasuries. Credit exposures in Europe and Africa also contributed to absolute return. Among currencies, the Fund’s net-negative position in the euro, achieved through currency forward contracts, contributed to absolute performance. However, currency positions in Asia ex-Japan (Malaysian ringgit) detracted from absolute return, while currency positions in Latin America had a largely neutral effect (the Mexican peso detracted, while the Brazilian real contributed).

4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
5. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the equity section of the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the equity section of the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment;
software; and technology hardware, storage and peripherals in the equity section of the SOI. The financials sector comprises banks, diversified financial services and insurance in the equity section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Thank you for your continued participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS BALANCED FUND

Performance Summary as of December 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A
9-Month	+9.64%	+3.31%
1-Year	+14.30%	+7.70%
5-Year	-1.19%	-1.41%
Since Inception (10/3/11)	+2.66%	-0.63%
Advisor
9-Month	+9.78%	+9.78%
1-Year	+14.44%	+14.44%
5-Year	+0.07%	+0.01%
Since Inception (10/3/11)	+4.06%	+0.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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		PERFORMANCE SUMMARY

Total Annual Operating Expenses[5]
Share Class	With Waiver	Without Waiver
A	1.50%	2.27%
Advisor	1.25%	2.02%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in emerging market countries involve special risks including currency fluctuations, economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the
Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The Fund’s investments in derivative securities, such as swaps, financial futures and options contracts, and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the
Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 7/31/17. The Fund also has a fee waiver associated with any investments it makes in a Franklin
Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value[1]	Value 12/31/16	10/1/16–12/31/16[2,3]	Value 12/31/16	7/1/16–12/31/16[2,3]	Ratio[3]
A	$1,000	$986.50	$3.71	$1,017.74	$7.53	1.48%
C	$1,000	$984.00	$5.60	$1,013.96	$11.32	2.24%
R	$1,000	$984.80	$4.33	$1,016.48	$8.79	1.73%
Advisor	$1,000	$987.20	$3.08	$1,019.00	$6.26	1.23%

1. 10/1/16 for Actual; 7/1/16 for Hypothetical.

2. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period for Hypothetical expenses. For Actual expenses, the multiplier is 92/365.

3. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights
Templeton Emerging Markets Balanced Fund
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012 [b]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$8.33	$9.36	$10.10	$11.38	$11.53	$10.00
Income from investment operations[c]:
Net investment income[d]	0.20	0.23	0.30	0.36	0.34	0.12
Net realized and unrealized gains (losses)	0.60	(1.22)	(0.67)	(1.32)	(0.08)	1.47
Total from investment operations	0.80	(0.99)	(0.37)	(0.96)	0.26	1.59
Less distributions from:
Net investment income	(0.10)	(0.04)	(0.37)	(0.31)	(0.41)	(0.06)
Net realized gains	—	—	—	(0.01)	(—)[e]	—
Total distributions.	(0.10)	(0.04)	(0.37)	(0.32)	(0.41)	(0.06)
Net asset value, end of period	$9.03	$8.33	$9.36	$10.10	$11.38	$11.53

Total return[f]	9.64%	(10.57)%	(3.66)%	(8.27)%	2.21%	15.92%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates .	2.49%	2.25%	2.10%	2.04%	2.09%	2.43%
Expenses net of waiver and payments by affiliates	1.48%	1.50%	1.53%	1.54%	1.44%	1.40%
Net investment income	3.00%	2.65%	3.00%	3.52%	3.01%	2.16%

Supplemental data
Net assets, end of period (000’s)	$20,316	$23,171	$30,151	$29,971	$26,559	$14,730
Portfolio turnover rate	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.
bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012 [b]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$8.25	$9.30	$10.03	$11.32	$11.49	$10.00
Income from investment operations[c]:
Net investment income[d]	0.14	0.16	0.23	0.28	0.24	0.14
Net realized and unrealized gains (losses)	0.60	(1.21)	(0.66)	(1.31)	(0.07)	1.41
Total from investment operations	0.74	(1.05)	(0.43)	(1.03)	0.17	1.55
Less distributions from:
Net investment income	(0.03)	—	(0.30)	(0.25)	(0.34)	(0.06)
Net realized gains	—	—	—	(0.01)	(—)[e]	—
Total distributions.	(0.03)	—	(0.30)	(0.26)	(0.34)	(0.06)
Net asset value, end of period	$8.96	$8.25	$9.30	$10.03	$11.32	$11.49

Total return[f]	9.02%	(11.29)%	(4.27)%	(8.96)%	1.38%	15.49%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates .	3.24%	2.98%	2.80%	2.73%	2.88%	3.26%
Expenses net of waiver and payments by affiliates	2.23%	2.23%	2.23%	2.23%	2.23%	2.23%
Net investment income	2.25%	1.92%	2.30%	2.83%	2.22%	1.33%

Supplemental data
Net assets, end of period (000’s)	$3,143	$3,462	$4,079	$4,250	$3,256	$534
Portfolio turnover rate	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.
bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
				FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012 [b]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$8.32	$9.35	$10.09	$11.37	$11.51	$10.00
Income from investment operations[c]:
Net investment income[d]	0.17	0.16	0.29	0.36	0.30	0.13
Net realized and unrealized gains (losses)	0.61	(1.17)	(0.68)	(1.34)	(0.07)	1.44
Total from investment operations	0.78	(1.01)	(0.39)	(0.98)	0.23	1.57
Less distributions from:
Net investment income	(0.09)	(0.02)	(0.35)	(0.29)	(0.37)	(0.06)
Net realized gains	—	—	—	(0.01)	(—)[e]	—
Total distributions.	(0.09)	(0.02)	(0.35)	(0.30)	(0.37)	(0.06)
Net asset value, end of period	$9.01	$8.32	$9.35	$10.09	$11.37	$11.51

Total return[f]	9.36%	(10.79)%	(3.85)%	(8.45)%	1.92%	15.71%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates .	2.74%	2.48%	2.30%	2.23%	2.38%	2.76%
Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%
Net investment income	2.75%	2.42%	2.80%	3.33%	2.72%	1.83%

Supplemental data
Net assets, end of period (000’s)	$190	$149	$52	$53	$56	$20
Portfolio turnover rate	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.
bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012 [b]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$8.35	$9.38	$10.11	$11.40	$11.54	$10.00
Income from investment operations[c]:
Net investment income[d]	0.22	0.25	0.34	0.42	0.37	0.12
Net realized and unrealized gains (losses)	0.59	(1.22)	(0.67)	(1.36)	(0.08)	1.49
Total from investment operations	0.81	(0.97)	(0.33)	(0.94)	0.29	1.61
Less distributions from:
Net investment income	(0.12)	(0.06)	(0.40)	(0.34)	(0.43)	(0.07)
Net realized gains	—	—	—	(0.01)	(—)[e]	—
Total distributions.	(0.12)	(0.06)	(0.40)	(0.35)	(0.43)	(0.07)
Net asset value, end of period	$9.04	$8.35	$9.38	$10.11	$11.40	$11.54

Total return[f]	9.78%	(10.32)%	(3.28)%	(8.07)%	2.43%	16.07%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates .	2.24%	1.98%	1.80%	1.73%	1.88%	2.26%
Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%
Net investment income	3.25%	2.92%	3.30%	3.83%	3.22%	2.33%

Supplemental data
Net assets, end of period (000’s)	$4,060	$6,522	$8,068	$8,911	$17,346	$12,087
Portfolio turnover rate	26.32%	65.41%	48.32%	69.27%	4.65%	—%

aFor the period April 1, 2016 to December 31, 2016.
bFor the period October 3, 2011 (commencement of operations) to March 31, 2012.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, December 31, 2016
Templeton Emerging Markets Balanced Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 57.0%
Argentina 0.2%
MercadoLibre Inc	Internet Software & Services	300	$46,842
Belgium 0.5%
Anheuser-Busch InBev SA/NV	Beverages	1,241	131,296
Brazil 0.9%
M Dias Branco SA	Food Products	3,300	116,611
Mahle-Metal Leve SA	Auto Components	10,300	65,698
Totvs SA	Software	7,600	56,135
			238,444
Cambodia 0.8%
NagaCorp Ltd	Hotels, Restaurants & Leisure	370,000	213,283
China 10.8%
[a] Alibaba Group Holding Ltd., ADR.	Internet Software & Services	3,680	323,141
Bloomage Biotechnology Corp. Ltd	Chemicals	53,700	80,884
Brilliance China Automotive Holdings Ltd	Automobiles	664,600	915,330
China Life Insurance Co. Ltd., H	Insurance	33,000	85,963
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	384,000	272,358
COSCO Shipping Ports Ltd	Transportation Infrastructure	80,440	80,808
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	89,900	83,517
NetEase Inc., ADR	Internet Software & Services	462	99,487
Ping An Insurance Group Co. of China Ltd., A.	Insurance	21,900	111,723
Poly Culture Group Corp. Ltd., H	Media	17,600	42,942
Tencent Holdings Ltd	Internet Software & Services	29,600	724,111
Uni-President China Holdings Ltd	Food Products	211,000	148,839
Weifu High-Technology Co. Ltd., B	Auto Components	15,200	36,165
			3,005,268
Czech Republic 0.1%
[a] Moneta Money Bank AS	Banks	12,200	39,347
Hong Kong 1.5%
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	110,800	229,759
Sands China Ltd	Hotels, Restaurants & Leisure	44,800	194,695
			424,454
Hungary 0.9%
Richter Gedeon Nyrt	Pharmaceuticals	12,080	255,220
India 4.0%
ICICI Bank Ltd., ADR	Banks	57,700	432,173
Infosys Ltd., ADR.	IT Services	32,360	479,899
Tata Motors Ltd., ADR	Automobiles	5,952	204,689
			1,116,761
Indonesia 3.8%
Astra International Tbk PT	Automobiles	763,100	468,707
Bank Danamon Indonesia Tbk PT	Banks	1,331,600	366,690
Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	470,000	94,192
Semen Indonesia (Persero) Tbk PT	Construction Materials	162,000	110,325
			1,039,914
Kenya 0.3%
Equity Group Holdings Ltd	Banks	264,200	77,994

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Mexico 0.9%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	6,173	$77,595
[a] Corporacion GEO SAB de CV, B	Household Durables	5,256	1,513
[a,b] Corporacion GEO SAB de CV, wts., 12/30/27	Household Durables	8,223	—
Grupo Financiero Santander Mexico SAB de CV, B,
ADR	Banks	10,499	75,488
Nemak SAB de CV	Auto Components	100,021	89,332
[a] Telesites SAB de CV	Diversified Telecommunication Services	6,100	3,306
			247,234
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	12,098	5,678
Pakistan 0.9%
Habib Bank Ltd	Banks	93,900	244,927
Peru 0.1%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	2,896	32,667
Russia 2.8%
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	3,000	168,300
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	2,850	159,885
[a,c] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	12,720	233,412
[a] Yandex NV, A.	Internet Software & Services	10,780	217,001
			778,598
Singapore 0.1%
DBS Group Holdings Ltd	Banks	1,456	17,437
South Africa 5.4%
[a,d] Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	84	—
[a,d] Edcon Holdings Ltd., F1 wts., 2/20/49.	Specialty Retail	1,503,436	—
[a,d] Edcon Holdings Ltd., F2 wts., 2/20/49.	Specialty Retail	121,748	—
Massmart Holdings Ltd	Food & Staples Retailing	9,635	88,477
MTN Group Ltd	Wireless Telecommunication Services	17,139	157,398
Naspers Ltd., N	Media	7,034	1,031,190
Remgro Ltd	Diversified Financial Services	13,297	215,881
			1,492,946
South Korea 9.5%
Daelim Industrial Co. Ltd	Construction & Engineering	3,564	257,132
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	2,587	151,073
Hankook Tire Co. Ltd	Auto Components	1,583	76,052
Hanon Systems	Auto Components	14,588	124,461
Hite Jinro Co. Ltd	Beverages	3,640	63,619
Hyundai Development Co-Engineering &
Construction	Construction & Engineering	7,580	282,228
Hyundai Wia Corp	Auto Components	1,200	72,561
iMarketkorea Inc	Trading Companies & Distributors	5,050	43,504
Interpark Holdings Corp	Internet & Direct Marketing Retail	10,111	42,043
KT Skylife Co. Ltd	Media	11,724	168,005
POSCO	Metals & Mining	268	57,163
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	720	1,074,703
SK Hynix Inc	Semiconductors & Semiconductor Equipment	4,710	174,393
Youngone Corp	Textiles, Apparel & Luxury Goods	1,610	40,875
			2,627,812

18 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Shares/
	Industry	Warrants		Value

Common Stocks and Other Equity Interests (continued)
Taiwan 7.2%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	23,000		$158,745
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments
	& Components	198,990		516,260
Largan Precision Co. Ltd	Electronic Equipment, Instruments
	& Components	1,000		116,779
Pegatron Corp	Technology Hardware, Storage & Peripherals	70,200		166,553
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	188,000		1,051,380
				2,009,717
Thailand 3.5%
Kasikornbank PCL, fgn	Banks	44,000		217,852
Kiatnakin Bank PCL, fgn	Banks	75,200		123,760
Land and Houses PCL, fgn	Real Estate Management & Development	413,460		112,447
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	43,500		116,789
Siam Commercial Bank PCL, fgn	Banks	22,800		96,988
Thai Beverage PCL, fgn	Beverages	214,100		125,689
Univanich Palm Oil PCL, fgn	Food Products	856,500		181,573
				975,098
United Kingdom 2.1%
Unilever PLC	Personal Products	14,094		571,634
United States 0.7%
[a] IMAX Corp	Media	6,073		190,692
Total Common Stocks and Other
Equity Interests (Cost $14,876,065)				15,783,263

[e] Participatory Notes 1.3%
Saudi Arabia 1.3%
Deutsche Bank AG/London, Samba Financial
Group, 8/03/20	Banks	10,797		70,075
HSBC Bank PLC,
Saudi Basic Industries Corp., 1/22/18	Chemicals	11,810		288,026
[f] Savola Al-Azizia United Co., 144A, 2/06/17	Food Products	500		5,344
Total Participatory Notes
(Cost $322,320)				363,445

Preferred Stocks 2.9%
Brazil 2.9%
[g] Banco Bradesco SA, 4.637%, ADR, pfd	Banks	40,410		351,971
[g] Itau Unibanco Holding SA, 4.696%, ADR, pfd	Banks	42,892		440,930
Total Preferred Stocks
(Cost $515,966)				792,901

		Principal
		Amount*

Corporate Bonds and Notes 0.6%
Poland 0.4%
[f,h] Play Topco SA, senior note, 144A, PIK, 7.75%,
2/28/20	Communications Equipment	120,000	EUR	129,038

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
		Principal
	Industry	Amount*			Value

Corporate Bonds and Notes (continued)
South Africa 0.2%
[f] Edcon Ltd.,
[i] senior secured note, 144A, 9.50%, 3/01/18	Specialty Retail	135,000		EUR	$22,017
[h] senior secured note, 144A, PIK, 12.75%,
6/30/19	Specialty Retail	38,525		EUR	6,283
[h] super senior secured note, 144A, PIK, 8.00%,
6/30/19	Specialty Retail	35,998		EUR	21,401
					49,701
Total Corporate Bonds and Notes
(Cost $387,114)					178,739

Foreign Government and Agency
Securities 33.6%
Argentina 4.0%
Argentine Bonos del Tesoro,
18.20%, 10/03/21		8,049,000		ARS	515,868
16.00%, 10/17/23		2,274,000		ARS	137,579
senior note, 15.50%, 10/17/26		7,368,000		ARS	447,195
					1,100,642
Brazil 6.7%
Letra Tesouro Nacional, Strip, 7/01/20		1,814	[j]	BRL	383,957
Nota Do Tesouro Nacional,
10.00%, 1/01/21		310	[j]	BRL	91,784
10.00%, 1/01/23		777	[j]	BRL	225,080
10.00%, 1/01/25		3,060	[j]	BRL	876,381
10.00%, 1/01/27		105	[j]	BRL	29,790
[k] Index Linked, 6.00%, 5/15/19		17	[j]	BRL	15,461
[k] Index Linked, 6.00%, 8/15/22		58	[j]	BRL	52,536
[k] Index Linked, 6.00%, 5/15/23		101	[j]	BRL	92,129
[k] Index Linked, 6.00%, 8/15/24		10	[j]	BRL	9,099
[k] Index Linked, 6.00%, 5/15/45		100	[j]	BRL	92,125
					1,868,342
Colombia 3.5%
Government of Colombia,
senior bond, 7.75%, 4/14/21		52,000,000		COP	18,101
senior bond, 9.85%, 6/28/27		12,000,000		COP	4,722
Titulos de Tesoreria,
B, 7.75%, 9/18/30		987,900,000		COP	341,874
senior bond, B, 11.25%, 10/24/18		93,000,000		COP	33,482
senior bond, B, 11.00%, 7/24/20		51,000,000		COP	19,311
senior bond, B, 7.00%, 5/04/22.		69,000,000		COP	23,317
senior bond, B, 10.00%, 7/24/24		385,000,000		COP	151,204
senior bond, B, 7.50%, 8/26/26.		683,000,000		COP	233,828
senior bond, B, 6.00%, 4/28/28.		440,100,000		COP	131,820
senior note, B, 7.00%, 9/11/19		56,000,000		COP	18,916
					976,575

20 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
Ghana 2.6%
Ghana Treasury Note, 24.25%, 6/11/18	60,000		GHS	$14,349
Government of Ghana,
24.44%, 5/29/17	10,000		GHS	2,345
23.00%, 8/21/17	310,000		GHS	72,457
23.23%, 2/19/18	140,000		GHS	32,955
23.47%, 5/21/18	280,000		GHS	66,280
24.50%, 10/22/18	409,000		GHS	101,273
24.50%, 5/27/19	50,000		GHS	12,403
24.50%, 6/21/21	120,000		GHS	32,607
senior note, 24.00%, 11/23/20	1,470,000		GHS	379,618
				714,287
Indonesia 3.3%
Government of Indonesia,
8.375%, 3/15/34	890,000,000		IDR	66,556
FR34, 12.80%, 6/15/21	1,775,000,000		IDR	156,858
FR35, 12.90%, 6/15/22	35,000,000		IDR	3,189
FR36, 11.50%, 9/15/19	63,000,000		IDR	5,134
FR43, 10.25%, 7/15/22	43,000,000		IDR	3,551
senior bond, FR31, 11.00%, 11/15/20	31,000,000		IDR	2,560
senior bond, FR53, 8.25%, 7/15/21	208,000,000		IDR	15,864
senior bond, FR56, 8.375%, 9/15/26	759,000,000		IDR	57,886
senior bond, FR61, 7.00%, 5/15/22	24,000,000		IDR	1,741
senior bond, FR63, 5.625%, 5/15/23	9,000,000		IDR	597
senior bond, FR70, 8.375%, 3/15/24	7,738,000,000		IDR	588,714
senior note, FR69, 7.875%, 4/15/19	36,000,000		IDR	2,700
				905,350
Malaysia 0.7%
Government of Malaysia,
senior bond, 3.814%, 2/15/17.	160,000		MYR	35,703
senior bond, 4.24%, 2/07/18	250,000		MYR	56,306
senior note, 3.394%, 3/15/17	50,000		MYR	11,155
senior note, 4.012%, 9/15/17	140,000		MYR	31,398
senior note, 3.314%, 10/31/17	200,000		MYR	44,635
senior note, 3.26%, 3/01/18	54,000		MYR	12,033
				191,230
Mexico 1.3%
Government of Mexico,
senior note, 8.50%, 12/13/18	6,500	[l]	MXN	32,282
senior note, M, 5.00%, 12/11/19	70,400	[l]	MXN	322,383
				354,665
Montenegro 0.4%
[f] Government of Montenegro, 144A, 5.375%,
5/20/19	110,000		EUR	120,219
Philippines 0.6%
Government of the Philippines,
senior note, 3.375%, 8/20/20	10,000		PHP	199
senior note, 5-72, 2.125%, 5/23/18	718,000		PHP	14,291
senior note, 7-51, 5.00%, 8/18/18	650,000		PHP	13,291

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Philippines (continued)
Government of the Philippines, (continued)
senior note, 7-56, 3.875%, 11/22/19	7,040,000	PHP	$143,054
			170,835
Senegal 0.7%
[f] Government of Senegal, 144A, 6.25%, 7/30/24	200,000		200,386
South Africa 2.4%
Government of South Africa,
8.00%, 1/31/30	490,000	ZAR	32,110
7.00%, 2/28/31	100,000	ZAR	5,954
8.25%, 3/31/32	200,000	ZAR	13,126
8.875%, 2/28/35	670,000	ZAR	45,818
9.00%, 1/31/40	470,000	ZAR	32,187
8.75%, 1/31/44	830,000	ZAR	55,244
8.75%, 2/28/48	460,000	ZAR	30,616
R186, 10.50%, 12/21/26	5,520,000	ZAR	443,369
			658,424
Sri Lanka 0.9%
Government of Sri Lanka,
10.60%, 7/01/19	1,200,000	LKR	7,841
10.60%, 9/15/19	30,000	LKR	196
9.25%, 5/01/20	160,000	LKR	989
A, 5.80%, 1/15/17	8,300,000	LKR	55,352
A, 7.50%, 8/15/18	20,000	LKR	126
A, 9.00%, 5/01/21	20,610,000	LKR	123,700
A, 11.00%, 8/01/21	960,000	LKR	6,175
B, 5.80%, 7/15/17	2,900,000	LKR	18,919
D, 8.50%, 6/01/18	3,780,000	LKR	24,438
			237,736
Ukraine 3.0%
[f] Government of Ukraine,
144A, 7.75%, 9/01/20	370,000		367,225
144A, 7.75%, 9/01/21	274,000		268,520
144A, 7.75%, 9/01/22	129,000		125,130
[a,m] 144A, VRI, GDP Linked Securities, 5/31/40	252,000		76,860
			837,735
Uruguay 1.3%
[n] Government of Uruguay,
senior bond, Index Linked, 4.375%, 12/15/28	4,103,771	UYU	128,695
senior bond, Index Linked, 4.00%, 7/10/30.	348,197	UYU	10,404
Uruguay Notas del Tesoro,
11.00%, 3/21/17	80,000	UYU	2,728
7, 13.25%, 4/08/18	1,290,000	UYU	43,625
senior note, 13.90%, 7/29/20	822,000	UYU	27,964
Uruguay Treasury Bill,
Strip, 4/03/17	1,935,000	UYU	63,589
Strip, 5/19/17	2,590,000	UYU	83,613
			360,618

22 Annual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)
	Principal
	Amount*		Value
Foreign Government and Agency
Securities (continued)
Zambia 2.2%
[f] Government of Zambia, senior bond, 144A, 8.97%,
7/30/27	230,000		$227,865
[f] Government of Zambia International Bond,
144A, 5.375%, 9/20/22	200,000		182,103
144A, 8.50%, 4/14/24	200,000		197,009
			606,977
Total Foreign Government and Agency
Securities
(Cost $9,547,108)			9,304,021
Total Investments before Short Term
Investments (Cost $25,648,573)			26,422,369

Short Term Investments 3.2%
Foreign Government and Agency
Securities 0.5%
Malaysia 0.3%
[o] Bank of Negara Monetary Note, 4/20/17 - 9/19/17	400,000	MYR	87,703
[o] Malaysia Treasury Bill, 1/20/17	10,000	MYR	2,226
			89,929
Philippines 0.2%
[o] Philippine Treasury Bill, 2/08/17 - 9/27/17	2,220,000	PHP	44,465
Total Foreign Government and Agency
Securities (Cost $145,068)			134,394
Total Investments before Money
Market Funds (Cost $25,793,641)			26,556,763

	Shares
Money Market Funds (Cost $763,605)
2.7%
United States 2.7%
[p,q] Institutional Fiduciary Trust Money Market Portfolio,
0.09%	763,605		763,605
Total Investments (Cost $26,557,246)
98.6%			27,320,368
Other Assets, less Liabilities 1.4%			388,529
Net Assets 100.0%			$27,708,897

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the value of this security was
$233,412, representing 0.8% of net assets.
dSee Note 9 regarding restricted securities.
eSee Note 1(e) regarding Participatory Notes.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $1,949,400 representing 7.0% of net assets.
gVariable rate security. The rate shown represents the yield at period end.
hIncome may be received in additional securities and/or cash.
iSee Note 7 regarding defaulted securities.
jPrincipal amount is stated in 1,000 Brazilian Real Units.
kRedemption price at maturity is adjusted for inflation. See Note 1(g).
lPrincipal amount is stated in 100 Mexican Peso Units.
mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
nPrincipal amount of security is adjusted for inflation. See Note 1(g).
oThe security was issued on a discount basis with no stated coupon rate.
pSee Note 3(f) regarding investments in affiliated management investment companies.
qThe rate shown is the annualized seven-day yield at period end.

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency		Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Malaysian Ringgit		JPHQ	Buy	361,050	$87,602	1/05/17	$—	$(7,150)
Euro		CITI	Buy	160,000	173,815	1/09/17	—	(5,370)
Euro		CITI	Sell	363,000	408,987	1/09/17	26,828	—
Malaysian Ringgit		HSBK	Buy	250,000	56,433	1/09/17	—	(742)
Euro		BZWS	Sell	100,000	108,051	1/17/17	2,727	—
Euro		DBAB	Sell	623,000	690,078	1/17/17	33,907	—
Chilean Peso		DBAB	Buy	56,385,000	83,894	1/18/17	96	—
Euro		CITI	Sell	28,594	31,694	1/19/17	1,574	—
Euro		DBAB	Sell	154,000	169,634	1/23/17	7,381	—
Chilean Peso		MSCO	Buy	4,646,500	7,041	1/27/17	—	(127)
Indian Rupee		JPHQ	Buy	12,595,000	186,206	1/27/17	—	(1,358)
Euro		DBAB	Sell	340,000	372,977	1/30/17	14,622	—
Philippine Peso		DBAB	Buy	5,554,840	112,258	1/31/17	—	(812)
Euro		DBAB	Sell	100,000	110,332	2/03/17	4,916	—
Chilean Peso		JPHQ	Buy	28,064,000	42,692	2/06/17	—	(966)
Chilean Peso		MSCO	Buy	41,783,500	63,520	2/06/17	—	(1,395)
Mexican Peso		CITI	Buy	7,208,000	374,968	2/08/17	—	(29,393)
Euro		DBAB	Sell	214,750	235,482	2/14/17	8,998	—
Euro		GSCO	Sell	121,000	129,222	2/16/17	1,599	—
Euro		BZWS	Sell	136,000	145,322	2/22/17	1,842	—
Euro		DBAB	Sell	66,600	70,880	2/22/17	617	—

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	239,400	$255,057	2/22/17	$2,490	$—
Euro	DBAB	Sell	339,000	381,273	2/23/17	23,614	—
Euro	JPHQ	Sell	66,000	70,501	2/23/17	868	—
Chilean Peso	DBAB	Buy	55,692,500	81,913	2/27/17	777	—
Chilean Peso	MSCO	Buy	4,646,500	6,854	2/27/17	45	—
Euro	JPHQ	Sell	27,000	28,791	2/27/17	301	—
Chilean Peso	CITI	Buy	28,321,000	41,418	2/28/17	629	—
South African Rand	HSBK	Sell	1,999,239	140,427	3/01/17	—	(3,408)
Australian Dollar	CITI	Sell	116,000	88,644	3/13/17	5,087	—
Australian Dollar	JPHQ	Sell	173,000	129,181	3/13/17	4,566	—
Ghanaian Cedi	BZWS	Buy	29,574	6,447	3/13/17	104	—
Australian Dollar	CITI	Sell	117,000	87,413	3/14/17	3,138	—
Australian Dollar	JPHQ	Sell	176,000	130,364	3/14/17	3,590	—
Mexican Peso	CITI	Buy	8,872,126	433,908	3/15/17	—	(10,333)
Euro	JPHQ	Sell	53,000	56,695	3/16/17	712	—
Malaysian Ringgit	HSBK	Buy	550,000	132,180	3/28/17	—	(10,146)
Australian Dollar	BOFA	Sell	696,000	531,361	3/29/17	30,206	—
Malaysian Ringgit	JPHQ	Buy	310,750	77,808	4/03/17	—	(8,883)
Malaysian Ringgit	JPHQ	Buy	25,770	6,561	4/05/17	—	(846)
Malaysian Ringgit	DBAB	Buy	238,900	60,504	4/07/17	—	(7,528)
Malaysian Ringgit	JPHQ	Buy	155,000	39,590	4/11/17	—	(5,227)
Mexican Peso	CITI	Buy	2,181,300	102,463	6/30/17	—	(15)
Philippine Peso	DBAB	Buy	1,885,120	39,602	6/30/17	—	(2,395)
Philippine Peso	JPHQ	Buy	1,863,000	39,205	7/03/17	—	(2,441)
Mexican Peso	CITI	Buy	7,253,572	375,288	9/07/17	—	(38,305)
Brazilian Real	HSBK	Buy	300,000	79,787	11/21/17	5,422	—
Mexican Peso	CITI	Buy	6,809,652	313,738	11/30/17	—	(1,533)
Total Forward Exchange Contracts						$186,656	$(138,373)
Net unrealized appreciation (depreciation)						$48,283

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$810,000	10/17/17	$1,290	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	20,000	10/04/23	—	(908)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	20,000	10/04/23	—	(935)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	20,000	10/07/23	—	(891)

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TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Interest Rate Swap Contracts (continued)

		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	$680,000	1/22/25	$11,402	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	850,000	1/23/25	10,663	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	510,000	1/27/25	6,323	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	130,000	1/29/25	1,989	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	110,000	1/30/25	1,660	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	160,000	2/03/25	4,020	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	10,000	10/04/43	—	(2,260)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	10,000	10/04/43	—	(2,299)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	10,000	10/07/43	—	(2,272)
Total Interest Rate Swap Contracts				$37,347	$(9,565)
Net unrealized appreciation (depreciation)				$27,782

See Abbreviations on page 44.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$25,793,641
Cost - Non-controlled affiliates (Note 3f)	763,605
Total cost of investments	$26,557,246
Value - Unaffiliated issuers	$26,556,763
Value - Non-controlled affiliates (Note 3f)	763,605
Total value of investments	27,320,368
Restricted Cash (Note 1d)	100,000
Foreign currency, at value (cost $1,425)	1,426
Receivables:
Investment securities sold	94,656
Capital shares sold	27,272
Dividends and interest	293,665
Affiliates	60,784
Due from brokers	119,075
Unrealized appreciation on OTC forward exchange contracts	186,656
Total assets	28,203,902
Liabilities:
Payables:
Capital shares redeemed	73,425
Management fees	5,515
Distribution fees	14,329
Transfer agent fees	15,934
Reports to shareholders	21,992
Professional fees.	55,254
Variation margin	7,773
Funds advanced by custodian	3,429
Due to brokers	100,000
Unrealized depreciation on OTC forward exchange contracts	138,373
Deferred tax	28,324
Accrued expenses and other liabilities	30,657
Total liabilities	495,005
Net assets, at value.	$27,708,897
Net assets consist of:
Paid-in capital.	$35,478,565
Undistributed net investment income	42,177
Net unrealized appreciation (depreciation)	808,585
Accumulated net realized gain (loss)	(8,620,430)
Net assets, at value.	$27,708,897

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
December 31, 2016

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value.	$20,315,910
Shares outstanding	2,250,298
Net asset value per share[a]	$9.03
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.58
Class C:
Net assets, at value.	$3,142,680
Shares outstanding	350,750
Net asset value and maximum offering price per share[a]	$8.96
Class R:
Net assets, at value.	$190,214
Shares outstanding	21,110
Net asset value and maximum offering price per share	$9.01
Advisor Class:
Net assets, at value.	$4,060,093
Shares outstanding	449,116
Net asset value and maximum offering price per share	$9.04

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON GLOBAL INVESTMENT TRUST
	FINANCIAL STATEMENTS

Statements of Operations

Templeton Emerging Markets Balanced Fund

	Period Ended	Year Ended
	December 31, 2016[a]	March 31, 2016
Investment income:
Dividends (net of foreign taxes of $43,568 and $71,697, respectively)	$377,271	$520,580
Interest (net of foreign taxes of $9,321 and $6,262, respectively)	731,666	842,551
Inflation principal adjustments	35,150	145,810
Total investment income	1,144,087	1,508,941
Expenses:
Management fees (Note 3a)	293,902	419,115
Distribution fees: (Note 3c)
Class A	42,837	69,476
Class C	25,471	37,387
Class R	648	318
Transfer agent fees: (Note 3e)
Class A	46,341	68,205
Class C	6,885	9,884
Class R	350	168
Advisor Class	15,575	18,229
Custodian fees (Note 4)	15,932	17,251
Reports to shareholders	25,876	28,823
Registration and filing fees.	77,370	60,724
Professional fees	56,158	72,075
Other	34,438	26,943
Total expenses	641,783	828,598
Expenses waived/paid by affiliates (Note 3f and 3g)	(258,851)	(273,291)
Net expenses	382,932	555,307
Net investment income.	761,155	953,634
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $— and $13,154, respectively)	(449,834)	(4,955,109)
Foreign currency transactions	(40,040)	(10,600)
Swap contracts.	(17,270)	(48,054)
Net realized gain (loss)	(507,144)	(5,013,763)
Net change in unrealized appreciation (depreciation) on:
Investments	2,534,958	16,165
Translation of other assets and liabilities
denominated in foreign currencies.	168,031	(395,612)
Swap contracts.	133,684	(101,509)
Change in deferred taxes on unrealized appreciation	(23,481)	8,343
Net change in unrealized appreciation (depreciation)	2,813,192	(472,613)
Net realized and unrealized gain (loss)	2,306,048	(5,486,376)
Net increase (decrease) in net assets resulting from operations	$3,067,203	$(4,532,742)

[a]For the period April 1, 2016 to December 31, 2016

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TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Period Ended
	December 31,	Year Ended March 31,
	2016 [a]	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$761,155	$953,634	$1,347,291
Net realized gain (loss)	(507,144)	(5,013,763)	(835,378)
Net change in unrealized appreciation (depreciation)	2,813,192	(472,613)	(2,290,171)
Net increase (decrease) in net assets resulting from operations	3,067,203	(4,532,742)	(1,778,258)
Distributions to shareholders from:
Net investment income:
Class A	(248,949)	(123,817)	(1,231,002)
Class C	(12,649)	—	(137,716)
Class R	(1,721)	(112)	(2,053)
Advisor Class	(103,366)	(49,737)	(322,259)
Total distributions to shareholders	(366,685)	(173,666)	(1,693,030)
Capital share transactions: (Note 2)
Class A	(4,671,708)	(3,612,998)	2,719,973
Class C	(600,672)	(135,553)	170,090
Class R	28,533	91,670	3,321
Advisor Class	(3,051,936)	(682,747)	(256,598)
Total capital share transactions	(8,295,783)	(4,339,628)	2,636,786
Net increase (decrease) in net assets	(5,595,265)	(9,046,036)	(834,502)
Net assets:
Beginning of period	33,304,162	42,350,198	43,184,700
End of period	$27,708,897	$33,304,162	$42,350,198
Undistributed net investment income included in net assets:
End of period	$42,177	$136,389	$—
Distributions in excess of net investment income included in net assets:
End of period	$—	$—	$(253,304)

aFor the period April 1, 2016 to December 31, 2016.

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund’s fiscal year was changed to December 31. As a result, the Fund had a shortened fiscal year covering the transitional period between the Fund’s prior fiscal year end March 31, 2016 and December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors,

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Period Ended
	December 31,
	2016	[a]
	Shares	Amount
Class A Shares:
Shares sold	480,337	$4,284,803
Shares issued in reinvestment of distributions	26,248	230,590
Shares redeemed.	(1,037,583)	(9,187,101)
Net increase (decrease)	(530,998)	$(4,671,708)
Class C Shares:
Shares sold	73,567	$646,346
Shares issued in reinvestment of distributions	1,412	12,541
Shares redeemed.	(143,741)	(1,259,559)
Net increase (decrease)	(68,762)	$(600,672)
Class R Shares:
Shares sold	3,173	$27,959
Shares issued in reinvestment of distributions	196	1,720
Shares redeemed.	(138)	(1,146)
Net increase (decrease)	3,231	$28,533
Advisor Class Shares:
Shares sold	331,664	$2,904,393
Shares issued in reinvestment of distributions	4,805	42,153
Shares redeemed.	(668,774)	(5,998,482)
Net increase (decrease)	(332,305)	$(3,051,936)

[a]For the period April 1, 2016 to December 31, 2016.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

2. Shares of Beneficial Interest (continued)

		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	659,544	$5,625,747	1,143,138	$11,610,919
Shares issued in reinvestment of distributions	13,494	112,221	117,730	1,121,630
Shares redeemed	(1,112,325)	(9,350,966)	(1,008,348)	(10,012,576)
Net increase (decrease)	(439,287)	$(3,612,998)	252,520	$2,719,973
Class C Shares:
Shares sold	125,643	$1,088,240	139,771	$1,410,008
Shares issued in reinvestment of distributions	—	—	14,353	135,315
Shares redeemed	(144,639)	(1,223,793)	(139,121)	(1,375,233)
Net increase (decrease)	(18,996)	$(135,553)	15,003	$170,090
Class R Shares:
Shares sold	14,473	$109,928	2,721	$27,696
Shares issued in reinvestment of distributions	13	112	216	2,053
Shares redeemed	(2,197)	(18,370)	(2,599)	(26,428)
Net increase (decrease)	12,289	$91,670	338	$3,321
Advisor Class Shares:
Shares sold	63,892	$556,058	148,900	$1,481,515
Shares issued in reinvestment of distributions	1,768	14,847	9,621	91,800
Shares redeemed	(144,453)	(1,253,652)	(179,583)	(1,829,913)
Net increase (decrease)	(78,793)	$(682,747)	(21,062)	$(256,598)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the period ended December 31, 2016, the annualized effective investment management fee rate was 1.150% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

Effective August 1, 2015, the Board has set the current rate of 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$6,352
CDSC retained	$336

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

3.	Transactions with Affiliates (continued)
e.	Transfer Agent Fees

The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended December 31, 2016, the Fund paid transfer agent fees of $69,151, of which $30,779 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio,0.09%	3,951,977	10,975,886	(14,164,258)	763,605	$763,605	$31	$ –	0.0%[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2017.

h. Other Affiliated Transactions

At December 31, 2016, Advisers owned 5.0% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended December 31, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$4,358,097
Long term	4,051,740
Total capital loss carryforwards	$8,409,837

The tax character of distributions paid during the period ended December 31, 2016 and years ended March 31, 2016 and March 31, 2015, was as follows:

	December 31,	March 31,	March 31,
	2016	2016	2015
Distributions paid from ordinary income	$366,685	$173,573	$1,693,030

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$26,799,837

Unrealized appreciation	$3,366,804
Unrealized depreciation	(2,846,273)
Net unrealized appreciation (depreciation)	$520,531
Distributable earnings - undistributed ordinary income	$175,211

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, corporate actions and foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2016, aggregated $8,001,842 and $11,887,872, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2016, the Fund had 21.5% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2016, the value of this security was $22,017, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Warrants	Issuer	Date	Cost	Value
84	[a] Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436	[a] Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,930	—
121,748	[a] Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
	Total Restricted Securities (Value is 0.0% of Net Assets)		$17,221	$—

aThe Fund also invest in unrestricted securities of the issuer, valued at $49,701 as of December 31, 2016.

10. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Interest rate contracts	Variation margin	$37,347	[a]	Variation margin	$9,565	[a]

Foreign exchange contracts	Unrealized appreciation on OTC	186,656		Unrealized depreciation on OTC	138,373
	forward exchange contracts			forward exchange contracts
Value recovery instruments	Investments in securities, at value	76,860
Totals		$300,863			$147,938

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

For the period ended December 31, 2016, the effect of derivative contracts in the Fund’s Statements of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements of	Gain (Loss) for	Statements of	(Depreciation)
Hedging Instruments	Operations Locations	the Period	Operations Locations	for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(17,270)	Swap contracts	$133,684
Foreign exchange contracts	Foreign currency transactions	(30,812)[a]	Translation of other assets and	175,108	[a]
			liabilities denominated in foreign
			currencies
Value recovery instruments	Investments	—	Investments	(7,045)
Totals		$(48,082)		$301,747

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended December 31, 2016, the average month end fair value of derivatives represented 1.2% of average month end net assets. The average month end number of open derivatives contracts for the period was 72.

At December 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$186,656	$138,373

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[a]	than zero)
Counterparty
BOFA	$30,205	$—	$—	$—	$30,205
BZWS	4,673	—	—	—	4,673
CITI	37,256	(37,256)	—	—	—
DBAB.	94,928	(10,735)	—	(84,193)	—
GSCO	1,599	—	—	—	1,599
HSBK	5,422	(5,422)	—	—	—
JPHQ.	12,528	(12,528)	—	—	—
MSCO	45	(45)	—	—	—
Total	$186,656	$(65,986)	$—	$(84,193)	$36,477

[a]In some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

10. Other Derivative Information (continued)

At December 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS.	—	—	—	—	—
CITI	84,949	(37,256)	—	—	47,693
DBAB	10,735	(10,735)	—	—	—
GSCO	—	—	—	—	—
HSBK	14,296	(5,422)	—	—	8,874
JPHQ	26,871	(12,528)	—	—	14,343
MSCO	1,522	(45)	—	—	1,477
	$138,373	$(65,986)	$—	$—	$72,387

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 44.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended December 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$610,298	$168,300	$—	$778,598
All Other Equity Investments[b]	15,797,566	—	—[c]	15,797,566
Participatory Notes	—	363,445	—	363,445
Corporate Bonds and Notes	—	178,739	—	178,739
Foreign Government and Agency Securities	—	9,304,021	—	9,304,021
Short Term Investments	763,605	134,394	—	897,999
Total Investments in Securities	$17,171,469	$10,148,899	$—	$27,320,368

Other Financial Instruments:
Forward Exchange Contracts	$—	$186,656	$—	$186,656
Swap Contracts.	—	37,347	—	37,347
Total Other Financial Instruments	$—	$224,003	$—	$224,003

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$138,373	$—	$138,373
Swap Contracts.	—	9,565	—	9,565
Total Other Financial Instruments	$—	$147,938	$—	$147,938

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2016.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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43

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BBA	British Bankers Association
CITI	Citigroup N.A.	COP	Colombian Peso	GDP	Gross Domestic Product
CME	Chicago Mercantile Exchange	EUR	Euro	GDR	Global Depositary Receipt
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	LKR	Sri Lankan Rupee	VRI	Value Recovery Instruments
JPHQ	JPMorgan Chase Bank, N.A.	MXN	Mexican Peso
LCH	LCH Clearnet LLC	MYR	Malaysian Ringgit
MSCO	Morgan Stanley	PHP	Philippine Peso
		USD	United States Dollar
		UYU	Uruguayan Peso
		ZAR	South African Rand

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TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Emerging Markets Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Balanced Fund (the "Fund") as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 15, 2017

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45

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

Under Section 854(b)(1)(B) of the Interrnal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $246,445 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the first distribution in 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	since 1996		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	and Lead		Canadian National Railway (railroad)
		Independent		(2001-present), White Mountains
		Trustee		Insurance Group, Ltd. (holding
		since 2007		company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (November 2016),
RTI International Metals, Inc.
(manufacture and distribution of
titanium (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2006	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May	Not Applicable	Not Applicable
One Franklin Parkway	– AML	2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

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TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.
Note 4: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

52 Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Emerging Markets Balanced Fund

Investment Manager
Templeton Asset Management Ltd.

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	080 A 02/17

Annual Report
and Shareholder Letter

December 31, 2016

Templeton Global Balanced Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Global Balanced Fund

As approved by the board of trustees at a meeting held on July 13, 2016, Templeton Global Balanced Fund’s fiscal year-end was changed to December 31. We are pleased to bring you Templeton Global Balanced Fund’s annual report covering the shortened fiscal year for the transitional nine-month period between the Fund’s prior fiscal year-end, March 31, 2016, and December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component will generally consist of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

The Fund’s Class A shares generated a +7.97% cumulative total return for the nine months under review. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Bloomberg Barclays Multiverse Index, posted a +2.53% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 11.

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derviatives or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the nine-month period despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, rose. Global markets were aided by accommodative monetary policies of various global central banks, improved commodity prices after 2016’s first quarter, finalization of Greece’s new debt deal and generally encouraging global economic data. Further supporting markets were expectations of higher interest rates and inflation in the U.S., driven by talk of expansionary fiscal policies under new U.S. president Donald Trump, and an Organization of the Petroleum Exporting Countries deal to curb oil production. However, these factors were partially offset by a slowdown in China’s economy early in the period, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the

1. Source: Morningstar. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Bloomberg Barclays Multiverse Index and is rebalanced monthly.
For the nine months ended 12/31/16, the MSCI ACWI posted a total return of +8.07% and the Bloomberg Barclays Multiverse Index posted a -2.87% total return.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 22.

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European Union (also known as “Brexit”) contributed to volatility in global stock markets.

The U.S. economy grew in 2016 despite a general decline in private inventory and business investments, which partly offset strength in consumer spending, residential investment and government spending. Manufacturing conditions remained volatile but generally expanded. The services sector also grew for most of the period, contributing to new jobs that helped the unemployment rate decrease from 5.0% in March 2016 to 4.7% at period-end.2 Retail sales generally rose, as did home sales and prices amid declining mortgage rates. At its December meeting, the Fed increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers cited an improvement in U.S. labor markets and higher inflation. The Federal Open Market Committee also hinted at three additional hikes in 2017, and the Fed raised its 2017 U.S. economic growth forecast, while lowering its unemployment projections.

In Europe, the U.K.’s annualized economic growth accelerated in 2016’s second half, driven by gross fixed capital formation in the third quarter and manufacturing and services in the fourth quarter. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the British pound hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. In the eurozone, despite investor concerns about banking sector weakness, low corporate earnings and post-Brexit politics, some regions benefited from rising consumer spending, resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone grew slightly early in the period, aided by lower oil prices, improved exports and the European Central Bank’s (ECB’s) accommodative monetary policy. However, growth moderated in 2016’s second quarter and improved in the third and fourth quarters. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading in three years toward period-end, ending at an estimated 1.1% in December. The ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth. Furthermore, at its December meeting, the ECB extended the continuation of its monthly asset purchases from March to December of 2017, but it agreed to scale back the purchase amount beginning in April 2017.

In Asia, Japan’s quarterly gross domestic product grew slower in the third quarter than in the second and first quarters, mainly due to declines in private non-residential and public investments. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves held by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy in September to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to maintain the 10-year rate for these bonds near 0%.

In emerging markets, economic growth generally moderated during the period. Brazil’s economy continued to be in recession and the country’s central bank cut its benchmark interest rate in October and November 2016 to spur economic growth. Russia’s economic contraction eased in 2016, following a rebound in oil prices and improved industrial production. The Bank of Russia reduced its key interest rates in June and September of 2016 to revive its economy. China’s economy grew at a stable rate in the first three quarters of 2016 and expanded slightly faster in the fourth quarter, as full-year 2016 growth remained within the government’s targeted range. However, the People’s Bank of China employed monetary easing measures and effectively devalued the Chinese currency against the U.S. dollar. In India, economic growth marginally increased from July through September 2016 due to slower private consumption growth and increased government spending. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Some investors continued to take complacent views on interest rates, in our opinion, based on an apparent belief that inflation had become structurally lower. This effect kept yields unnaturally low for much of the period between March and September 2016. Underlying inflation in the U.S. was not adequately priced into bond yields during this time, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks. As the Fed continued to pass on raising rates, a number of currencies strengthened against the U.S. dollar.

In October, U.S. Treasury yields began to rise sharply due to growing expectations for a December rate hike and a recognition that inflation pressures had been rising. The U.S.

2. Source: Bureau of Labor Statistics.

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*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derviatives or other factors.

dollar broadly strengthened against a vast set of currencies during the month, notably against the euro and the Japanese yen. Although the Fed held rates unchanged at its early November meeting, a sharp correction in U.S. Treasury valuations manifested quickly after the results of the U.S. election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the eurozone and Japan drove significant depreciations of the euro and the yen against the U.S. dollar in October, November and December. The Fed ultimately hiked the federal funds target rate by 0.25% at its mid-December meeting and indicated that it expected three rate hikes in 2017. The yield on the 10-year U.S. Treasury note finished the period nearly 0.70% higher at 2.45%, while the euro and the yen notably depreciated against the U.S. dollar over the full period.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging purposes.

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What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Manager’s Discussion

We maintained the Fund’s asset allocation at roughly 70%/30% in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. As stocks consolidated bull market gains and performance trends continued to diverge following a period of unusually high correlations, we believed the practice of bottom-up, fundamental security analysis could become increasingly helpful in identifying the best long-term opportunities. A long-term outlook may also prove valuable as the prevailing focus on short-term factors seemed to us to have left underscrutinized long-term opportunities. Ultimately, we believe the process of value recognition can take time when stocks trade on negative sentiment or near-term prospects. As we have written in the past, setbacks are to be expected and fortitude is required for practitioners of our approach. However, for the patient, disciplined investor, we believe this investment strategy is well suited to long-term capital preservation and appreciation.

Equity

The Fund’s equity portion performed strongly in the fourth quarter and second half of 2016. The late gains made up for earlier weakness and helped the equity portfolio perform roughly in-line with its benchmark, the MSCI ACWI, during the nine-month period under review. Relative performance was especially notable given the significant currency headwinds the equity portfolio had to overcome due to the negative effect of the strong U.S. dollar on the portfolio’s foreign exposures. The sharp recovery in the equity portfolio’s performance as the period progressed reflected a theme that we had been anticipating and discussing in recent quarters: the growing likelihood of a strong rebound in historically depressed value stocks. Indeed, value delivered one of its best rallies on record toward the end of 2016 as interest rates rose and the market began discounting reflationary expectations following the U.S. presidential election outcome. Many investors were left scrambling to reduce defensive exposure in sectors that we have long argued were expensive, such as consumer staples and utilities, and rotate into depressed cyclical sectors, such as energy and financials, where we have been finding good value opportunities for some time.3

Top Five Equity Holdings

12/31/16

Company	% of Total
Sector/Industry, Country	Net Assets
BP PLC	1.6%
Oil, Gas & Consumable Fuels, U.K.
Royal Dutch Shell PLC	1.6%
Oil, Gas & Consumable Fuels, U.K.
Roche Holding AG	1.4%
Pharmaceuticals, Switzerland
HSBC Holdings PLC	1.4%
Banks, U.K.
JPMorgan Chase & Co.	1.4%
Banks, U.S.

While cyclical sectors offered some of the starkest value opportunities in 2016, our focus on long-term, forward-looking value (as opposed to what we view as backward-looking value represented by benchmarks and indexes) kept us constructive on other less apparent value opportunities as well. For example, we continued to find compelling bargains in health care, a sector more known for its defensive growth characteristics than cheap valuations.4 This allocation negatively impacted performance during the review period after the sector experienced a sharp and sustained reversal following political criticism from both major political parties during the U.S. election cycle. Although drug pricing in the U.S. market will remain a well-recognized risk, industry fundamentals continue to impress us, characterized by high returns on equity, solid cash flow and earnings growth and low leverage. Although the broader sector has sold off significantly and features valuations more than one standard deviation below average, both operating profits and earnings estimates were down only slightly from the peak. At the stock level, generic drug maker Teva Pharmaceutical Industries was the Fund’s biggest laggard, as its shares declined after analysts downgraded earnings forecasts amid concerns about the sustainability of key drug sales, as well as delays to product launches and the completion of a major acquisition. Yet, our analysis indicates that Teva will remain a steady cash flow generator throughout this transition

3. The consumer staples sector comprises beverages in the equity section of the Consolidated SOI. The utilities sector comprises multi-utilities in the equity portion of the
Consolidated SOI. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the equity portion of the Consolidated SOI. The financials sector comprises banks, capital markets, diversified financial services and insurance in the equity portion of the Consolidated SOI.
4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the equity portion of the Consolidated SOI.

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period, with the ability to pay down debt and support a solid dividend yield.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the nine months ended December 31, 2016, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the equity portfolio’s investment primarily in securities with non-U.S. currency exposure.

Financials is another sector where we have seen compelling value in recent years. The equity portfolio’s financials holdings rebounded strongly toward the end of the period as interest rates rose and economic growth expectations improved, and our overweighted position performed strongly during the nine-month period. At the stock level, U.S. banks JPMorgan Chase and Citigroup finished among the equity portfolio’s top contributors as stronger capital markets activity and broad-based reflationary expectations buoyed financials sector shares. In contrast, sector weakness was concentrated among the portfolio’s European financials holdings, with Italian lender UniCredit and Swiss diversified financials firm Credit Suisse Group both finishing among the bottom laggards.5 UniCredit hit historic valuation lows relative to tangible book value during the period amid a chief executive officer transition and ongoing capital concerns, as well as general fears related to asset quality in Italy. Meanwhile, Credit Suisse declined amid lower capital markets activity, elevated restructuring and litigation charges, and capital adequacy concerns. Even after a 50% rally off the bottom in the second half of 2016, select European bank shares remained cheap, in our view, with improving earnings catalysts and scope for additional upside over a long-term investment horizon. We also continue to find attractive opportunities in undervalued Asian banks with significant scope for return on equity (ROE) improvement as organic growth opportunities unfold, as well as in select U.S. banks we believe are well-positioned to benefit from a steeper yield curve and diminishing regulatory burden.

Elsewhere among contributors, the Fund’s significantly overweighted energy position benefited from rebounding oil prices and stock selection. Several of the equity portfolio’s top contributors hailed from the energy sector, including U.K. oil major Royal Dutch Shell, which rose to the highest level in over a year as oil prices recovered and the firm reported quarterly earnings that significantly exceeded analysts’ estimates, aided by higher production from its recent acquisition of BG Group. With the price of oil up more than 100% from its low in February 2016, we have seen the most anticipatory parts of the energy sector—namely, the early cycle oilfield services firms and exploration and production companies—outperform the integrated oil producers. This is particularly the case in North America, one of the world’s higher cost oil producers and the region that has benefited most from the Organization of the Petroleum Exporting Countries (OPEC) supply cuts, as well as from the election of a U.S. administration expected to have a light environmental regulatory touch. Our current strategy, therefore, involves selectively reducing exposure to some of the earlier cycle energy stocks with fuller valuations and rotating into more modestly valued opportunities among global oil majors, as well as a few exploration and production and service providers outside of North America. The net result is a slightly lower energy allocation going into 2017 than we had during most of 2016, though the broader overweighting remains and is consistent with our expectation for higher oil prices given the vast reductions in industry capital expenditures, a significant decline in the U.S. rig count and OPEC’s recent agreement to curtail a larger-than-expected amount of production.

Elsewhere among resource sectors, stock selection in materials positively contributed, led by Swiss miner and commodities trader Glencore.6 Its shares rebounded from all-time lows as company management restructured and deleveraged against a backdrop of rising commodity prices. At period-end, management announced intentions to reinstate the suspended dividend, capping a remarkable turnaround from earlier distressed levels, in our view. We were actively acquiring the stock amid the turmoil in late 2015, confident in the counter-cyclical characteristics of the firm’s trading business and management’s overall ability to use Glencore’s vast resources and attractive assets to deleverage and appease rating agencies. The company’s shares have quadrupled off the bottom and are now closer to fair value, in our analysis, as the market more fully prices in both the successful balance sheet repair and improving operating fundamentals amid a recovery

5. Not held at period-end.
6. The materials sector comprises chemicals, construction materials, and metals and mining in the equity portion of the Consolidated SOI.

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in key commodities, such as zinc, coal and copper. Industrial metals producers have experienced a full earnings and valuation cycle in less than a year. We have begun to take profits in industrial miners vulnerable to a Chinese demand slowdown and reinvest proceeds into depressed precious metals miners with uncorrelated risk and return characteristics.

Stock selection also slightly benefited the equity portfolio’s modestly underweighted information technology (IT) position, led by South Korean semiconductor and consumer electronics manufacturer Samsung Electronics.7 Its shares rose to a record high during the period as the firm recovered from a high-profile product recall and company management partially capitulated to shareholder demands in a strategic update. Samsung remains fundamentally attractive, in our view, with ongoing strength in memory and display, technical and manufacturing leadership across business lines, and a growing cash balance to help fund the company’s new, shareholder-friendly capital allocation strategy. The portfolio also benefited from its significant underweighting in consumer staples. As we have recently noted, the ownership of consumer staples stocks had become the most crowded in the sector’s history and 2016 price-to-earnings ratios relative to the market were expensive and near historical highs. At such extreme price and valuation levels, we argued that assets prized for their perceived “safety” may actually be among the market’s riskiest given their historically high and inverse correlations to interest-rate movement. Such caution proved warranted in the fourth quarter as consumer staples sold off alongside other equity market bond proxies. At approximately one-fifth of the benchmark’s exposure, our underweighted position notably contributed.

From a geographic standpoint, all major regions benefited from stock selection, which more than offset the negative effect of overweighted allocations in Asia and Europe and an underweighted allocation in the U.S. We continue to find what we consider compelling bargains in the eurozone, which we believe remains in the early stages of an expansionary economic cycle and geared to a continued value recovery given high operating leverage, an undervalued currency and low starting-point valuations. Politics and policy have been major headwinds, but they seem to us excessively discounted given continued broad support for the euro and recent gains by political moderates, as well as the strengthening of the ECB as a credible bond market backstop. In Asia, we believe China’s economy remains imbalanced and vulnerable to turmoil, though political imperatives and unique safety valves could help maintain stability. Bottom-up values are concentrated among cheap China H-share companies operating in consumer-oriented growth industries, while we largely avoid the vulnerable and opaque banking sector, state-owned enterprises and the oversupplied industrial complex.8 Elsewhere in the region, Japan and South Korea both remain stockpickers’ markets, in our view. South Korea in particular looks attractive to us, trading at a lower price-to-book value compared with Japan, while offering a higher average ROE than Japan. We continue to find relatively limited bargains in the U.S., a market that has priced in a lot of good news in a short period of time. There is no guarantee that a new U.S. presidential administration will be able to successfully engineer the type of reflationary environment that’s becoming increasingly discounted by U.S. stocks, and if it does, it will not happen overnight. Risks associated with untested leadership may not yet be fully appreciated, and the market looks expensive to us on most major valuation metrics.

Value has had a strong run, but it is bouncing off an extremely low base, and we believe the longer term prospects for our investment philosophy remain attractive. We are watching specifically for any meaningful improvements in corporate earnings, which could drive the next leg of outperformance after an initial period of higher valuation multiples. As the market refocuses on fundamentals, we are confident that this next cycle will again prove the virtue of value-oriented active investors capable of identifying selective bargains and mitigating downside risk over the long term.

Top Five Fixed Income Holdings*
12/31/16
% of Total
Issue/Issuer	Net Assets
Nota Do Tesouro Nacional	4.6%
Government of Mexico	2.9%
Government of Indonesia	2.9%
Government of Malaysia	1.5%
Government of India	1.6%
*Excludes short-term investments.

7. The IT sector comprises communications equipment, electronic equipment, instruments and components; Internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the equity portion of the Consolidated SOI.
8. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
See www.franklintempletondatasources.com for additional data provider information.

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Fixed Income

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming for a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we feel have solid underlying fundamentals and prudent fiscal, monetary and financial policies. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?
An interest-rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

What is duration?
Duration is a measure of a bond’s price sensitivity to
interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to
interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s positive absolute performance benefited from currency positions and interest-rate strategies and overall credit exposures. Among currencies, the Fund’s net-negative positions in the euro and the Japanese yen, achieved through currency forward contracts, contributed to absolute performance. However, currency positions in Asia ex-Japan (the Malaysian ringgit) detracted from absolute return, while currency positions in Latin America had a largely neutral effect (the Mexican peso detracted, while the Brazilian real contributed). The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Duration exposures in Latin America (Brazil) contributed to absolute performance, as did the Fund’s negative duration exposure to U.S. Treasuries. Among credit exposures, subinvestment-grade sovereign credits contributed to absolute return.

During the period, the Fund’s relative outperformance benefited from currency positions and interest-rate strategies. Overall credit exposures had a largely neutral effect on relative return. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the British pound contributed to relative performance. However, overweighted currency positions in Asia ex-Japan (Malaysian ringgit) detracted from relative return. Overweighted currency positions in Latin America had a largely neutral effect on relative performance (the Mexican peso detracted, while the Brazilian real contributed). Select overweighted duration exposures in Latin America (Brazil) contributed to relative return as did negative duration exposure to U.S. Treasuries. Among credit positions, overweighted exposure to subinvestment-grade sovereign credits contributed to relative performance, while underweighted exposure to investment-grade corporate bonds detracted.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of December 31, 2016

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 12/31/161

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[2]	Total Return[3]
A4
9-Month	+7.97%	+1.62%
1-Year	+5.64%	-0.45%
5-Year	+41.60%	+5.98%
10-Year	+59.82%	+4.18%
Advisor
9-Month	+8.22%	+8.22%
1-Year	+5.51%	+5.51%
5-Year	+43.65%	+7.51%
10-Year	+63.47%	+5.04%

		30-Day Standardized Yield[6]
	Distribution
Share Class	Rate[5]	(with waiver)	(without waiver)

A	1.53%	2.55%	2.53%

Advisor	1.96%	2.98%	2.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 13 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[8]
Share Class	With Waiver	Without Waiver
A	1.11%	1.12%
Advisor	0.86%	0.87%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.
5. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on
12/31/16.
6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
7. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance inglobaldevelopedand emerging markets. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the
Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.
8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value[1]	Value 12/31/16	10/1/16–12/31/16[2,3]	Value 12/31/16	7/1/16–12/31/16[2,3]	Ratio[3]
A	$1,000	$1,047.20	$3.07	$1,019.31	$5.96	1.19%
A1	$1,000	$1,047.20	$3.07	$1,019.31	$5.96	1.19%
C	$1,000	$1,048.40	$4.96	$1,015.68	$9.60	1.92%
C1	$1,000	$1,045.80	$4.10	$1,017.29	$7.98	1.59%
R	$1,000	$1,049.80	$3.72	$1,018.05	$7.22	1.44%
R6	$1,000	$1,048.30	$2.12	$1,021.12	$4.13	0.82%
Advisor	$1,000	$1,047.90	$2.43	$1,020.57	$4.69	0.94%

1. 10/1/16 for Actual; 7/1/16 for Hypothetical.
2. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period for Hypothetical expenses. For Actual expenses, the multiplier is 92/365.
3. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

14 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Highlights
Templeton Global Balanced Fund
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012 [b]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$2.72	$3.13	$3.30	$2.94	$2.80	$2.50
Income from investment operations[c]:
Net investment income[d]	0.07	0.08	0.08	0.09 [e]	0.07	0.04
Net realized and unrealized gains (losses)	0.15	(0.32)	(0.07)	0.35	0.23	0.33
Total from investment operations	0.22	(0.24)	0.01	0.44	0.30	0.37
Less distributions from:
Net investment income	(0.03)	(0.09)	(0.18)	(0.08)	(0.16)	(0.07)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions.	(0.03)	(0.17)	(0.18)	(0.08)	(0.16)	(0.07)
Net asset value, end of period	$2.91	$2.72	$3.13	$3.30	$2.94	$2.80

Total return[f]	7.97%	(7.74)%	0.38%	15.06%	11.31%	14.99%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates .	1.16%	1.11%	1.11%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.15%[h]	1.10%[h]	1.11%[h,i]	1.12%[h]	1.20%	1.20%
Net investment income	3.28%	2.55%	2.55%	2.76%[e]	2.84%	3.27%

Supplemental data
Net assets, end of period (000’s)	$780,810	$987,949	$1,117,109	$1,055,121	$238,319	$72,962
Portfolio turnover rate	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.
bFor the period September 27, 2011 (effective date) to March 31, 2012.
cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 15

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
Period Ended
December 31,			Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012
Class A1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$2.72	$3.13	$3.30	$2.94	$2.79	$2.89
Income from investment operations[b]:
Net investment income[c]	0.07	0.08	0.08	0.09 [d]	0.08	0.09
Net realized and unrealized gains (losses)	0.15	(0.32)	(0.07)	0.34	0.23	(0.08)
Total from investment operations	0.22	(0.24)	0.01	0.43	0.31	0.01
Less distributions from:
Net investment income	(0.03)	(0.09)	(0.18)	(0.07)	(0.16)	(0.11)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions.	(0.03)	(0.17)	(0.18)	(0.07)	(0.16)	(0.11)
Net asset value, end of period	$2.91	$2.72	$3.13	$3.30	$2.94	$2.79

Total return[e]	7.97%	(7.76)%	0.36%	14.98%	11.67%	0.78%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates .	1.16%	1.11%	1.11%	1.13%	1.21%	1.24%
Expenses net of waiver and payments by affiliates	1.15%[g]	1.10%[g]	1.11%[g,h]	1.12%[g]	1.20%	1.20%
Net investment income	3.28%	2.55%	2.55%	2.76%[d]	2.84%	3.27%

Supplemental data
Net assets, end of period (000’s)	$319,161	$370,212	$467,765	$538,901	$533,538	$572,179
Portfolio turnover rate	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
			CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012 [b]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$2.70	$3.12	$3.28	$2.93	$2.79	$2.94
Income from investment operations[c]:
Net investment income[d]	0.05	0.05	0.06	0.06 [e]	0.05	0.04
Net realized and unrealized gains (losses)	0.16	(0.31)	(0.07)	0.35	0.23	(0.11)
Total from investment operations	0.21	(0.26)	(0.01)	0.41	0.28	(0.07)
Less distributions from:
Net investment income	(0.01)	(0.08)	(0.15)	(0.06)	(0.14)	(0.08)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions.	(0.01)	(0.16)	(0.15)	(0.06)	(0.14)	(0.08)
Net asset value, end of period	$2.90	$2.70	$3.12	$3.28	$2.93	$2.79

Total return[f]	7.74%	(8.68)%	(0.04)%	14.11%	10.66%	(2.05)%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates .	1.89%	1.86%	1.83%	1.88%	1.96%	1.99%
Expenses net of waiver and payments by affiliates	1.88%[h]	1.85%[h]	1.83%[h,i]	1.87%[h]	1.95%	1.95%
Net investment income	2.55%	1.80%	1.83%	2.01%[e]	2.09%	2.52%

Supplemental data
Net assets, end of period (000’s)	$340,265	$464,899	$507,888	$480,700	$88,988	$18,703
Portfolio turnover rate	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.
bFor the period July 1, 2011 (effective date) to March 31, 2012.
cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 17

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
Period Ended
December 31,			Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012
Class C1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$2.72	$3.13	$3.29	$2.93	$2.79	$2.89
Income from investment operations[b]:
Net investment income[c]	0.06	0.06	0.07	0.07 [d]	0.07	0.08
Net realized and unrealized gains (losses)	0.15	(0.31)	(0.07)	0.35	0.22	(0.08)
Total from investment operations	0.21	(0.25)	—	0.42	0.29	—
Less distributions from:
Net investment income	(0.02)	(0.08)	(0.16)	(0.06)	(0.15)	(0.10)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions.	(0.02)	(0.16)	(0.16)	(0.06)	(0.15)	(0.10)
Net asset value, end of period	$2.91	$2.72	$3.13	$3.29	$2.93	$2.79

Total return[e]	7.62%	(8.07)%	0.26%	14.57%	10.86%	0.36%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates .	1.56%	1.51%	1.51%	1.53%	1.61%	1.64%
Expenses net of waiver and payments by affiliates	1.55%[g]	1.50%[g]	1.51%[g,h]	1.52%[g]	1.60%	1.60%
Net investment income	2.88%	2.15%	2.15%	2.36%[d]	2.44%	2.87%

Supplemental data
Net assets, end of period (000’s)	$202,929	$233,840	$296,672	$341,690	$322,243	$342,091
Portfolio turnover rate	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
			CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$2.72	$3.14	$3.30	$2.94	$2.80	$2.90
Income from investment operations[b]:
Net investment income[c]	0.06	0.07	0.07	0.08 [d]	0.07	0.08
Net realized and unrealized gains (losses)	0.16	(0.32)	(0.06)	0.35	0.22	(0.07)
Total from investment operations	0.22	(0.25)	0.01	0.43	0.29	0.01
Less distributions from:
Net investment income	(0.02)	(0.09)	(0.17)	(0.07)	(0.15)	(0.11)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions.	(0.02)	(0.17)	(0.17)	(0.07)	(0.15)	(0.11)
Net asset value, end of period	$2.92	$2.72	$3.14	$3.30	$2.94	$2.80

Total return[e]	8.11%	(8.24)%	0.43%	14.70%	10.99%	0.52%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates .	1.41%	1.36%	1.36%	1.38%	1.46%	1.49%
Expenses net of waiver and payments by affiliates	1.40%[g]	1.35%[g]	1.36%[g,h]	1.37%[g]	1.45%	1.45%
Net investment income	3.03%	2.30%	2.30%	2.51%[d]	2.59%	3.02%

Supplemental data
Net assets, end of period (000’s)	$5,487	$6,498	$6,357	$5,757	$3,864	$3,426
Portfolio turnover rate	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Period Ended
	December 31,	Year Ended March 31,
	2016 [a]	2016	2015	2014 [b]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$2.73	$3.14	$3.30	$3.02
Income from investment operations[c]:
Net investment income[d]	0.08	0.08	0.07	0.09 [e]
Net realized and unrealized gains (losses)	0.15	(0.31)	(0.04)	0.28
Total from investment operations	0.23	(0.23)	0.03	0.37
Less distributions from:
Net investment income	(0.04)	(0.10)	(0.19)	(0.09)
Net realized gains	—	(0.08)	—	—
Total distributions	(0.04)	(0.18)	(0.19)	(0.09)
Net asset value, end of period	$2.92	$2.73	$3.14	$3.30

Total return[f]	8.35%	(7.44)%	1.02%	12.32%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.81%	0.81%	0.92%	2.31%
Expenses net of waiver and payments by affiliates[h]	0.79%	0.75%	0.76%	0.77%
Net investment income	3.64%	2.90%	2.90%	3.11%[e]

Supplemental data
Net assets, end of period (000’s)	$752	$1,089	$660	$5
Portfolio turnover rate	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.
bFor the period May 1, 2013 (effective date) to March 31, 2014.
cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
dBased on average daily shares outstanding.
eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

20 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

			TEMPLETON GLOBAL INVESTMENT TRUST
			CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)
	Period Ended
	December 31,		Year Ended March 31,
	2016 [a]	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$2.73	$3.14	$3.31	$2.95	$2.80	$2.90
Income from investment operations[b]:
Net investment income[c]	0.08	0.08	0.09	0.09 [d]	0.08	0.10
Net realized and unrealized gains (losses)	0.14	(0.31)	(0.08)	0.35	0.24	(0.08)
Total from investment operations	0.22	(0.23)	0.01	0.44	0.32	0.02
Less distributions from:
Net investment income	(0.03)	(0.10)	(0.18)	(0.08)	(0.17)	(0.12)
Net realized gains	—	(0.08)	—	—	—	—
Total distributions.	(0.03)	(0.18)	(0.18)	(0.08)	(0.17)	(0.12)
Net asset value, end of period	$2.92	$2.73	$3.14	$3.31	$2.95	$2.80

Total return[e]	8.22%	(7.52)%	0.62%	15.23%	11.92%	1.04%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates .	0.91%	0.86%	0.86%	0.88%	0.96%	0.99%
Expenses net of waiver and payments by affiliates	0.90%[g]	0.85%[g]	0.86%[g,h]	0.87%[g]	0.95%	0.95%
Net investment income	3.53%	2.80%	2.80%	3.01%[d]	3.09%	3.52%

Supplemental data
Net assets, end of period (000’s)	$212,161	$299,226	$405,877	$421,583	$146,013	$100,800
Portfolio turnover rate	16.66%	44.25%	20.90%	13.33%	30.44%	19.02%

aFor the period April 1, 2016 to December 31, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statements of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, December 31, 2016
Templeton Global Balanced Fund
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 65.3%
Belgium 0.8%
UCB SA	Pharmaceuticals	220,780	$14,149,680
Canada 0.4%
[a] Aritzia Inc	Textiles, Apparel & Luxury Goods	82,200	1,071,269
Silver Wheaton Corp	Metals & Mining	348,554	6,733,312
			7,804,581
China 3.1%
China Life Insurance Co. Ltd., H.	Insurance	5,156,000	13,431,066
China Mobile Ltd	Wireless Telecommunication Services	983,000	10,420,091
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	26,602,000	12,281,277
[a] GCL-Poly Energy Holdings Ltd	Semiconductors & Semiconductor Equipment	35,170,700	4,218,035
Haier Electronics Group Co. Ltd	Household Durables	4,165,000	6,552,711
Shanghai Pharmaceuticals Holding Co. Ltd.,
H	Health Care Providers & Services	4,678,800	10,727,844
			57,631,024
Denmark 0.6%
[a] H. Lundbeck AS	Pharmaceuticals	260,890	10,610,209
France 5.6%
AXA SA	Insurance	707,210	17,847,870
BNP Paribas SA.	Banks	341,990	21,788,425
Cie Generale des Etablissements Michelin,
B	Auto Components	105,864	11,773,933
Compagnie de Saint-Gobain	Building Products	275,967	12,850,433
Credit Agricole SA	Banks	1,156,090	14,329,638
Sanofi	Pharmaceuticals	174,910	14,152,699
Total SA, B	Oil, Gas & Consumable Fuels	244,740	12,546,151
			105,289,149
Germany 3.1%
Bayer AG	Pharmaceuticals	157,350	16,412,326
Deutsche Lufthansa AG	Airlines	768,570	9,922,618
[a] innogy SE	Multi-Utilities	349,400	12,135,752
Siemens AG	Industrial Conglomerates	104,880	12,889,433
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	1,578,980	6,761,909
			58,122,038
Hong Kong 0.4%
CK Hutchison Holdings Ltd	Industrial Conglomerates	737,352	8,358,146
Ireland 0.7%
CRH PLC	Construction Materials	386,842	13,413,843
Israel 1.3%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	663,041	24,035,236
Italy 1.4%
Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	25,759,196
Japan 4.4%
Kirin Holdings Co. Ltd	Beverages	583,000	9,483,507
Konica Minolta Inc	Technology Hardware, Storage & Peripherals	970,500	9,638,996
Nissan Motor Co. Ltd	Automobiles	1,633,300	16,424,519
Omron Corp	Electronic Equipment, Instruments
	& Components	258,200	9,906,557
Panasonic Corp	Household Durables	940,800	9,573,391

22 Annual Report

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	TEMPLETON GLOBAL INVESTMENT TRUST
	CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Japan (continued)
SoftBank Group Corp	Wireless Telecommunication Services	179,900	$11,950,242
Suntory Beverage & Food Ltd	Beverages	219,800	9,128,953
[a] Toshiba Corp	Industrial Conglomerates	2,638,000	6,388,792
			82,494,957
Netherlands 2.2%
Aegon NV	Insurance	2,677,252	14,727,299
ING Groep NV	Banks	1,118,500	15,734,961
[a] QIAGEN NV	Life Sciences Tools & Services	383,180	10,756,895
			41,219,155
Norway 1.4%
Telenor ASA	Diversified Telecommunication Services	1,325,350	19,790,502
Yara International ASA	Chemicals	177,264	6,976,474
			26,766,976
Portugal 0.8%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	991,458	14,803,179
Singapore 1.3%
Singapore Telecommunications Ltd	Diversified Telecommunication Services	4,426,299	11,158,223
United Overseas Bank Ltd	Banks	894,000	12,595,898
			23,754,121
South Africa 0.0%
[a,b] Edcon Holdings Ltd., F wts., 2/20/49.	Specialty Retail	4,441	—
[a,b] Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	—
[a,b] Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	—
			—
South Korea 2.7%
Hana Financial Group Inc	Banks	279,175	7,226,492
[c] Hyundai Motor Co., GDR, Reg S	Automobiles	301,840	11,786,852
KB Financial Group Inc	Banks	313,845	11,126,536
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	13,269	19,805,872
			49,945,752
Spain 1.2%
Tecnicas Reunidas SA	Energy Equipment & Services	202,904	8,318,855
Telefonica SA	Diversified Telecommunication Services	1,520,951	14,115,039
			22,433,894
Switzerland 3.6%
ABB Ltd	Electrical Equipment	612,200	12,912,467
[a] Glencore PLC	Metals & Mining	2,639,370	9,017,503
Roche Holding AG	Pharmaceuticals	117,610	26,861,828
UBS Group AG	Capital Markets	1,118,890	17,523,857
			66,315,655
Taiwan 1.6%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	1,054,000	7,274,677
Quanta Computer Inc	Technology Hardware, Storage & Peripherals	12,073,000	22,431,462
			29,706,139

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Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Thailand 1.4%
Bangkok Bank PCL, fgn	Banks	4,178,800	$18,824,998
PTT Global Chemical PCL, fgn	Chemicals	3,759,900	6,607,356
			25,432,354
United Kingdom 10.7%
Aberdeen Asset Management PLC	Capital Markets	2,802,180	8,881,650
Aviva PLC	Insurance	705,994	4,230,118
BAE Systems PLC	Aerospace & Defense	2,036,870	14,841,436
Barclays PLC	Banks	3,865,995	10,641,418
BP PLC	Oil, Gas & Consumable Fuels	4,870,360	30,573,724
Carillion PLC	Construction & Engineering	2,950,000	8,579,774
HSBC Holdings PLC	Banks	3,281,792	26,344,903
Petrofac Ltd	Energy Equipment & Services	1,575,240	16,862,593
Prudential PLC.	Insurance	475,140	9,525,778
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,049,049	30,420,062
Sky PLC	Media	1,103,430	13,470,270
[a] Standard Chartered PLC	Banks	1,405,926	11,492,822
Vodafone Group PLC	Wireless Telecommunication Services	5,323,046	13,104,553
			198,969,101
United States 16.6%
Allegheny Technologies Inc	Metals & Mining	430,020	6,850,219
[a] Alphabet Inc., A	Internet Software & Services	18,610	14,747,495
Amgen Inc	Biotechnology	131,300	19,197,373
Apple Inc	Technology Hardware, Storage & Peripherals	110,890	12,843,280
Applied Materials Inc	Semiconductors & Semiconductor Equipment	609,040	19,653,721
Baker Hughes Inc	Energy Equipment & Services	107,130	6,960,236
[a,d] CEVA Holdings LLC	Air Freight & Logistics	247	24,671
CF Industries Holdings Inc	Chemicals	232,190	7,309,341
Cisco Systems Inc	Communications Equipment	353,530	10,683,677
Citigroup Inc	Banks	429,580	25,529,939
Comcast Corp., A	Media	280,562	19,372,806
ConocoPhillips	Oil, Gas & Consumable Fuels	196,120	9,833,457
Devon Energy Corp	Oil, Gas & Consumable Fuels	178,890	8,169,906
Eli Lilly & Co	Pharmaceuticals	177,320	13,041,886
General Motors Co	Automobiles	374,580	13,050,367
Gilead Sciences Inc	Biotechnology	228,800	16,384,368
Halliburton Co	Energy Equipment & Services	241,005	13,035,960
[a] Ionis Pharmaceuticals Inc	Biotechnology	151,130	7,228,548
JPMorgan Chase & Co	Banks	303,026	26,148,114
[a] Knowles Corp	Electronic Equipment, Instruments
	& Components	600,590	10,035,859
Medtronic PLC	Health Care Equipment & Supplies	128,070	9,122,426
Microsoft Corp	Software	306,509	19,046,469
Oracle Corp	Software	363,900	13,991,955
[a,e,f] Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	7,443,224
			309,705,297
Total Common Stocks and Other
Equity Interests
(Cost $1,220,001,672)			1,216,719,682

24 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Shares/
	Industry	Warrants		Value

[g] Equity-Linked Securities
(Cost $6,700,000) 0.4%
United States 0.4%
[h] Royal Bank of Canada into Microsoft Corp.,
4.25%, 144A	Software	6,700,000		$6,726,264

Convertible Preferred Stocks
0.0%†
United States 0.0%†
[a,d] CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12		3,900
[a,d] CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534		120,164
Total Convertible Preferred
Stocks (Cost $802,629)				124,064

		Principal
		Amount*

Corporate Bonds and Notes 0.3%
South Africa 0.1%
Edcon Ltd.,
[h,i] secured note, 144A, 9.50%, 3/01/18	Specialty Retail	800,000	EUR	130,473
[h,j] senior secured note, 144A, PIK,
12.75%, 6/30/19	Specialty Retail	2,036,289	EUR	332,100
[c,i] senior secured note, Reg S, 9.50%,
3/01/18	Specialty Retail	1,018,000		157,790
[c,i] senior secured note, Reg S, 9.50%,
3/01/18	Specialty Retail	439,000	EUR	71,597
[h,j] super senior secured note, 144A, PIK,
8.00%, 6/30/19	Specialty Retail	1,902,918	EUR	1,131,271
				1,823,231
United States 0.2%
[i] BreitBurn Energy Partners LP/BreitBurn
Finance Corp., senior bond, 7.875%,
4/15/22	Oil, Gas & Consumable Fuels	1,100,000		786,500
General Electric Co., senior note, A, 8.50%,
4/06/18	Industrial Conglomerates	59,000,000	MXN	2,869,948
				3,656,448
Total Corporate Bonds and Notes
(Cost $11,557,679)				5,479,679

[k,l] Senior Floating Rate Interests
(Cost $622,302) 0.0%†
United States 0.0%†
[f,j] Turtle Bay Holdings LLC, Term Loan B, PIK,
3.375%, 6/30/17	Hotels, Restaurants & Leisure	639,556		633,960

Foreign Government and Agency
Securities 21.8%
Argentina 0.6%
Argentine Bonos del Tesoro, 18.20%,
10/03/21		162,822,000	ARS	10,435,409

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Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
Brazil 4.9%
Letra Tesouro Nacional,
Strip, 1/01/19	15,930[m] BRL			$3,976,906
Strip, 7/01/19	67,460[m] BRL			15,984,136
Nota Do Tesouro Nacional,
10.00%, 1/01/21	98,935[m] BRL			29,292,262
10.00%, 1/01/23	19,000[m] BRL			5,503,897
10.00%, 1/01/25	62,161[m] BRL			17,802,842
10.00%, 1/01/27	1,390[m] BRL			394,365
[n] Index Linked, 6.00%, 8/15/22	3,309	[m]	BRL	2,997,268
[n] Index Linked, 6.00%, 5/15/45	15,735	[m]	BRL	14,495,834
senior note, 10.00%, 1/01/19	5,490	[m]	BRL	1,661,326
				92,108,836
Colombia 1.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	689,000,000		COP	239,833
senior bond, 4.375%, 3/21/23	52,000,000		COP	15,176
senior bond, 9.85%, 6/28/27	83,000,000		COP	32,658
Titulos de Tesoreria,
B, 5.00%, 11/21/18	126,000,000		COP	41,117
B, 7.75%, 9/18/30	22,726,000,000		COP	7,864,582
senior bond, B, 11.25%, 10/24/18	736,000,000		COP	264,980
senior bond, B, 11.00%, 7/24/20	677,000,000		COP	256,346
senior bond, B, 7.00%, 5/04/22	725,000,000		COP	244,999
senior bond, B, 10.00%, 7/24/24	1,630,000,000		COP	640,163
senior bond, B, 7.50%, 8/26/26	31,695,000,000		COP	10,850,945
senior bond, B, 6.00%, 4/28/28	5,961,000,000		COP	1,785,451
senior note, B, 7.00%, 9/11/19	481,000,000		COP	162,478
				22,398,728
El Salvador 0.0%†
[h] Government of El Salvador, 144A, 7.65%,
6/15/35	100,000			92,596
Ghana 0.8%
Ghana Treasury Note, 24.25%, 6/11/18	3,060,000		GHS	731,773
Government of Ghana,
26.00%, 6/05/17	2,070,000		GHS	488,607
23.00%, 8/21/17	29,760,000		GHS	6,955,871
22.49%, 4/23/18	50,000		GHS	11,696
23.47%, 5/21/18	5,050,000		GHS	1,195,414
19.04%, 9/24/18	3,220,000		GHS	720,285
24.50%, 10/22/18	6,021,000		GHS	1,490,867
24.50%, 4/22/19	3,310,000		GHS	823,779
24.50%, 5/27/19	270,000		GHS	66,978
24.50%, 6/21/21	280,000		GHS	76,082
senior note, 24.00%, 11/23/20	7,760,000		GHS	2,003,969
				14,565,321

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*			Value

Foreign Government and Agency
Securities (continued)
India 1.6%
Government of India,
senior bond, 7.80%, 5/03/20	302,000,000		INR	$4,604,581
senior bond, 8.35%, 5/14/22	89,100,000		INR	1,405,719
senior note, 7.28%, 6/03/19	11,700,000		INR	175,600
senior note, 8.12%, 12/10/20	226,800,000		INR	3,523,892
senior note, 7.80%, 4/11/21	404,400,000		INR	6,220,469
senior note, 7.16%, 5/20/23	56,000,000		INR	845,111
senior note, 8.83%, 11/25/23	756,500,000		INR	12,370,090
				29,145,462
Indonesia 2.9%
Government of Indonesia,
FR35, 12.90%, 6/15/22	10,168,000,000		IDR	926,422
FR43, 10.25%, 7/15/22	154,000,000		IDR	12,717
senior bond, 9.00%, 3/15/29	64,873,000,000		IDR	5,116,170
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000		IDR	143,938
senior bond, FR42, 10.25%, 7/15/27	2,150,000,000		IDR	183,483
senior bond, FR44, 10.00%, 9/15/24	968,000,000		IDR	79,863
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000		IDR	5,879,011
senior bond, FR56, 8.375%, 9/15/26	155,145,000,000		IDR	11,832,366
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000		IDR	142,668
senior bond, FR70, 8.375%, 3/15/24	380,674,000,000		IDR	28,962,020
				53,278,658
Malaysia 1.6%
Government of Malaysia,
senior bond, 3.814%, 2/15/17	3,520,000		MYR	785,472
senior bond, 4.24%, 2/07/18	31,261,000		MYR	7,040,763
senior note, 4.012%, 9/15/17	85,168,000		MYR	19,100,528
senior note, 3.314%, 10/31/17	10,160,000		MYR	2,267,428
senior note, 3.26%, 3/01/18	2,871,000		MYR	639,774
				29,833,965
Mexico 2.9%
Government of Mexico,
7.75%, 12/14/17	2,642,100	[o]	MXN	12,910,307
M, 4.75%, 6/14/18	62,200	[o]	MXN	291,915
senior note, 8.50%, 12/13/18	6,026,300	[o]	MXN	29,929,521
senior note, M, 5.00%, 6/15/17	137,500	[o]	MXN	659,451
senior note, M, 5.00%, 12/11/19	2,432,600	[o]	MXN	11,139,621
				54,930,815
Montenegro 0.2%
[h] Government of Montenegro, 144A, 5.375%,
5/20/19	3,320,000		EUR	3,628,425
Peru 0.1%
Government of Peru, senior bond, 7.84%,
8/12/20	6,988,000		PEN	2,266,722

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Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*		Value

Foreign Government and Agency
Securities (continued)
Philippines 0.0%†
Government of the Philippines,
senior note, 5.875%, 1/31/18	1,000,000	PHP	$20,737
senior note, 5-72, 2.125%, 5/23/18	562,000	PHP	11,186
			31,923
Portugal 0.9%
[h] Government of Portugal, 144A, 5.125%,
10/15/24	18,030,000		17,565,728
Serbia 0.0%†
Serbia Treasury Note, 10.00%, 11/21/18	1,430,000	RSD	13,328
South Korea 1.4%
Korea Monetary Stabilization Bond,
senior note, 1.96%, 2/02/17	2,775,300,000	KRW	2,300,035
senior note, 1.70%, 8/02/17	793,800,000	KRW	658,299
senior note, 1.56%, 10/02/17	3,729,000,000	KRW	3,089,422
senior note, 1.49%, 2/02/18	1,879,400,000	KRW	1,555,402
Korea Treasury Bond,
senior bond, 4.25%, 6/10/21	3,380,800,000	KRW	3,087,550
senior note, 2.00%, 12/10/17	2,708,000,000	KRW	2,251,741
senior note, 1.50%, 6/10/19	2,125,300,000	KRW	1,755,250
senior note, 2.00%, 3/10/21	8,058,200,000	KRW	6,727,836
senior note, 1.375%, 9/10/21	5,185,500,000	KRW	4,217,584
			25,643,119
Sri Lanka 0.2%
Government of Sri Lanka,
8.00%, 6/15/17	740,000	LKR	4,903
10.60%, 7/01/19	24,210,000	LKR	158,194
10.60%, 9/15/19	9,170,000	LKR	59,836
8.00%, 11/01/19	740,000	LKR	4,494
A, 7.50%, 8/15/18	5,920,000	LKR	37,454
A, 8.00%, 11/15/18	22,960,000	LKR	144,099
A, 9.00%, 5/01/21	220,400,000	LKR	1,322,827
C, 8.50%, 4/01/18	249,010,000	LKR	1,616,969
			3,348,776
[p] Supranational 0.1%
Inter-American Development Bank, senior
bond, 7.50%, 12/05/24	60,000,000	MXN	2,871,976
Ukraine 1.6%
[h] Government of Ukraine,
144A, 7.75%, 9/01/23	2,992,000		2,872,320
144A, 7.75%, 9/01/24	5,992,000		5,692,400
144A, 7.75%, 9/01/25	5,992,000		5,640,749
144A, 7.75%, 9/01/26	5,992,000		5,632,480
144A, 7.75%, 9/01/27	5,890,000		5,502,497
[a,q] 144A, VRI, GDP Linked Securities,
5/31/40	12,038,000		3,671,590
			29,012,036

28 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
		Principal
		Amount*		Value

Foreign Government and Agency
Securities (continued)
Uruguay 0.6%
[r] Government of Uruguay,
Index Linked, 4.25%, 4/05/27		19,537,125	UYU	$614,095
senior bond, Index Linked, 5.00%,
9/14/18		16,277,751	UYU	548,537
senior bond, Index Linked, 4.375%,
12/15/28		44,064,334	UYU	1,381,870
senior bond, Index Linked, 4.00%,
7/10/30		357,869	UYU	10,693
senior bond, Index Linked, 3.70%,
6/26/37		5,642,804	UYU	156,005
Uruguay Notas del Tesoro,
11.00%, 3/21/17		70,000	UYU	2,387
7, 13.25%, 4/08/18		10,830,000	UYU	366,244
[r] 10, Index Linked, 4.25%, 1/05/17		420,924	UYU	14,352
[r] 13, Index Linked, 4.00%, 5/25/25		315,693	UYU	9,895
[r] 18, Index Linked, 2.25%, 8/23/17		2,244,928	UYU	74,640
senior note, 13.90%, 7/29/20		213,308,000	UYU	7,256,473
Uruguay Treasury Bill,
Strip, 4/03/17		230,000	UYU	7,558
Strip, 5/19/17		25,570,000	UYU	825,477
				11,268,226
Zambia 0.2%
[h] Government of Zambia International Bond,
144A, 8.50%, 4/14/24		3,100,000		3,053,640
Total Foreign Government and
Agency Securities
(Cost $427,772,352)				405,493,689

	Industry	Shares

Escrows and Litigation Trusts
(Cost $—) 0.0%
United States 0.0%
[a,d] NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000		—
Total Investments before Short
Term Investments
(Cost $1,667,456,634)				1,635,177,338

		Principal
		Amount*

Short Term Investments 8.5%
Foreign Government and Agency
Securities 3.5%
Malaysia 1.7%
[s] Bank of Negara Monetary Note, 6/22/17 -
7/20/17		146,400,000	MYR	32,027,662

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Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)
	Principal
	Amount*			Value
Foreign Government and Agency
Securities (continued)
Mexico 1.8%
[s] Mexico Treasury Bill, 2/16/17 - 11/09/17	68,801,640	[t]	MXN	$32,193,141
South Korea 0.0%†
Korea Monetary Stabilization Bond, senior
note, 1.57%, 1/09/17	190,400,000		KRW	157,718
Total Foreign Government and
Agency Securities
(Cost $71,750,821)				64,378,521
Total Investments before Money
Market Funds
(Cost $1,739,207,455)				1,699,555,859

	Shares
Money Market Funds
(Cost $93,720,049) 5.0%
United States 5.0%
[u,v] Institutional Fiduciary Trust Money Market
Portfolio, 0.09%	93,720,049			93,720,049
Total Investments
(Cost $1,832,927,504) 96.3%				1,793,275,908
Other Assets, less Liabilities
3.7%				68,288,818
Net Assets 100.0%.				$1,861,564,726

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2016, the aggregate value of these securities was $12,016,239, representing 0.6% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2016, the aggregate value of these securities was $148,735, representing less than 0.1% of net assets.
eThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(h).
fAt December 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these security at year end.
gSee Note 1(f) regarding equity-linked securities.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $61,672,533, representing 3.3% of net assets.
iSee Note 7 regarding defaulted securities.
jIncome may be received in additional securities and/or cash.
kThe coupon rate shown represents the rate at period end.
lSee Note 1(i) regarding senior floating rate interests.
mPrincipal amount is stated in 1,000 Brazilian Real Units.
nRedemption price at maturity is adjusted for inflation. See Note 1(k).
oPrincipal amount is stated in 100 Mexican Peso Units.
pA supranational organization is an entity formed by two or more central governments through international treaties.
qThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.
rPrincipal amount of security is adjusted for inflation. See Note 1(k).
sThe security was issued on a discount basis with no stated coupon rate.
tPrincipal amount is stated in 10 Mexican Peso Units.
uSee Note 3(f) regarding investments in affiliated management investment companies.
vThe rate shown is the annualized seven-day yield at period end.

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	MSCO	Buy	866,360,000	$1,305,054	1/09/17	$—	$(13,139)
Euro	HSBK	Sell	3,767,000	4,240,700	1/09/17	274,879	—
Japanese Yen	DBAB	Sell	160,839,000	1,595,198	1/10/17	218,366	—
Japanese Yen	GSCO	Sell	228,991,000	1,954,582	1/10/17	—	(5,653)
Japanese Yen	JPHQ	Sell	304,225,000	3,018,105	1/10/17	413,845	—
Japanese Yen	JPHQ	Sell	304,225,000	2,587,145	1/10/17	—	(17,115)
Japanese Yen	BZWS	Sell	86,450,000	865,634	1/11/17	125,551	—
Chilean Peso	DBAB	Buy	127,112,750	189,001	1/12/17	481	—
Euro	DBAB	Sell	84,250	92,780	1/12/17	4,069	—
Chilean Peso	DBAB	Buy	127,112,750	188,819	1/17/17	549	—
Euro	BZWS	Sell	12,747,000	13,798,676	1/17/17	372,977	—
Euro	JPHQ	Sell	8,857,000	9,666,530	1/17/17	337,949	—
Japanese Yen	CITI	Sell	63,300,000	543,600	1/17/17	1,506	—
Japanese Yen	SCNY	Sell	189,880,000	1,625,699	1/17/17	—	(413)
Chilean Peso	DBAB	Buy	374,920,000	557,834	1/18/17	642	—

franklintempleton.com						Annual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Chilean Peso	GSCO	Buy	1,188,715,000	$1,760,772	1/18/17	$9,921	$—
Euro	GSCO	Sell	15,040,000	16,650,483	1/18/17	808,822	—
Indian Rupee	JPHQ	Buy	38,898,000	574,708	1/18/17	—	(3,337)
Euro	DBAB	Sell	19,297,125	21,317,804	1/19/17	990,984	—
Euro	JPHQ	Sell	8,818,000	9,765,979	1/19/17	477,451	—
Japanese Yen	HSBK	Sell	209,990,000	2,002,575	1/19/17	204,028	—
Japanese Yen	SCNY	Sell	260,930,000	2,490,800	1/19/17	255,956	—
Chilean Peso	DBAB	Buy	318,387,000	470,826	1/20/17	3,324	—
Euro	BZWS	Sell	8,857,000	9,765,897	1/20/17	435,772	—
Indian Rupee	DBAB	Buy	115,951,000	1,715,713	1/20/17	—	(12,840)
Japanese Yen	DBAB	Sell	63,500,000	550,141	1/23/17	6,138	—
Chilean Peso	DBAB	Buy	326,303,000	484,776	1/24/17	930	—
Chilean Peso	JPHQ	Buy	128,025,000	190,584	1/24/17	—	(17)
Euro	JPHQ	Sell	158,685,923	174,297,444	1/24/17	7,097,951	—
Indian Rupee	DBAB	Buy	18,126,000	267,585	1/25/17	—	(1,511)
Chilean Peso	MSCO	Buy	345,567,500	523,666	1/27/17	—	(9,470)
Indian Rupee	DBAB	Buy	72,092,000	1,064,911	1/27/17	—	(6,865)
Indian Rupee	JPHQ	Buy	93,886,000	1,388,025	1/27/17	—	(10,124)
Japanese Yen	GSCO	Sell	254,830,000	2,175,385	1/27/17	—	(8,258)
Chilean Peso	DBAB	Buy	617,347,000	918,193	1/30/17	123	—
Euro	DBAB	Sell	12,460,751	13,669,319	1/30/17	535,874	—
Chilean Peso	DBAB	Buy	926,020,000	1,388,306	1/31/17	—	(10,925)
Euro	BZWS	Sell	587,300	644,046	1/31/17	25,015	—
Indian Rupee	HSBK	Buy	26,015,000	385,224	1/31/17	—	(3,571)
Japanese Yen	HSBK	Sell	313,645,839	2,678,444	1/31/17	—	(9,715)
Philippine Peso	DBAB	Buy	250,523,410	5,062,818	1/31/17	—	(36,634)
Euro	JPHQ	Sell	3,768,000	4,135,116	2/01/17	163,369	—
Euro	CITI	Sell	3,767,000	4,141,214	2/02/17	170,355	—
Euro	DBAB	Sell	11,064,315	12,230,169	2/03/17	566,598	—
Indian Rupee	JPHQ	Buy	13,818,000	204,772	2/03/17	—	(2,117)
Chilean Peso	JPHQ	Buy	186,609,000	283,876	2/06/17	—	(6,421)
Chilean Peso	MSCO	Buy	559,655,000	850,798	2/06/17	—	(18,688)
Indian Rupee	HSBK	Buy	19,369,500	287,321	2/07/17	—	(3,365)
Chilean Peso	DBAB	Buy	1,164,739,000	1,774,165	2/08/17	—	(42,631)
Euro	BZWS	Sell	1,882,000	2,132,541	2/08/17	148,196	—
Indian Rupee	DBAB	Buy	34,623,500	513,359	2/08/17	—	(5,832)
Japanese Yen	JPHQ	Sell	209,300,000	1,808,496	2/08/17	14,116	—
Japanese Yen	SCNY	Sell	209,310,000	1,812,490	2/08/17	18,024	—
Chilean Peso	DBAB	Buy	167,813,000	254,301	2/09/17	—	(4,842)
Euro	DBAB	Sell	10,704,000	11,904,133	2/09/17	617,564	—
Japanese Yen	BZWS	Sell	209,340,000	1,815,218	2/09/17	20,427	—
Japanese Yen	JPHQ	Sell	209,790,000	1,814,730	2/09/17	16,081	—
Euro	DBAB	Sell	288,562	325,014	2/10/17	20,733	—
Indian Rupee	DBAB	Buy	9,032,000	133,728	2/10/17	—	(1,360)
Japanese Yen	CITI	Sell	255,214,000	2,507,777	2/10/17	319,601	—
Euro	CITI	Sell	38,305,000	41,891,114	2/14/17	1,492,913	—
Euro	DBAB	Sell	891,053	980,087	2/14/17	40,342	—
Euro	GSCO	Sell	4,960,000	5,468,648	2/14/17	237,606	—
Euro	JPHQ	Sell	40,000,000	44,096,800	2/14/17	1,910,974	—

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	95,745	$102,251	2/16/17	$1,265	$—
Indian Rupee	DBAB	Buy	62,182,000	916,069	2/16/17	—	(5,324)
Indian Rupee	HSBK	Buy	91,720,000	1,368,138	2/16/17	—	(24,767)
Chilean Peso	DBAB	Buy	823,292,750	1,219,693	2/17/17	3,503	—
Chilean Peso	JPHQ	Buy	117,517,377	172,680	2/21/17	1,873	—
Euro	DBAB	Sell	200,000	215,452	2/21/17	4,461	—
Euro	GSCO	Sell	1,220,000	1,315,172	2/21/17	28,128	—
Euro	UBSW	Sell	433,000	466,722	2/21/17	9,927	—
Indian Rupee	JPHQ	Buy	77,306,000	1,126,417	2/21/17	5,260	—
Chilean Peso	JPHQ	Buy	118,927,623	175,022	2/22/17	1,614	—
Euro	JPHQ	Sell	3,894,476	4,149,175	2/22/17	40,509	—
Euro	DBAB	Sell	16,570,000	18,636,279	2/23/17	1,154,226	—
Euro	JPHQ	Sell	8,901,000	9,508,048	2/23/17	117,116	—
Chilean Peso	DBAB	Buy	370,290,000	544,624	2/27/17	5,163	—
Chilean Peso	MSCO	Buy	345,567,500	509,762	2/27/17	3,319	—
Euro	GSCO	Sell	292,956	312,256	2/27/17	3,123	—
Euro	SCNY	Sell	2,984,696	3,182,760	2/27/17	33,253	—
Indian Rupee	JPHQ	Buy	39,418,000	572,395	2/27/17	4,288	—
Japanese Yen	HSBK	Sell	253,342,000	2,287,698	2/27/17	114,191	—
Chilean Peso	CITI	Buy	882,191,000	1,290,149	2/28/17	19,595	—
Chilean Peso	DBAB	Buy	576,480,000	842,992	2/28/17	12,878	—
Euro	SCNY	Sell	3,768,000	4,002,502	2/28/17	26,271	—
Japanese Yen	BZWS	Sell	302,200,000	2,980,364	2/28/17	387,590	—
Japanese Yen	JPHQ	Sell	126,519,000	1,247,845	2/28/17	162,355	—
Chilean Peso	DBAB	Buy	482,020,000	709,375	3/06/17	5,974	—
Euro	BZWS	Sell	943,744	1,007,017	3/06/17	10,763	—
Euro	BZWS	Sell	943,744	1,013,982	3/07/17	17,669	—
South Korean Won	GSCO	Sell	5,211,000,000	4,455,750	3/07/17	140,663	—
Mexican Peso	CITI	Buy	197,094,000	10,793,757	3/09/17	—	(1,376,518)
Mexican Peso	CITI	Buy	177,301,000	9,615,022	3/10/17	—	(1,144,628)
Australian Dollar	CITI	Sell	6,641,000	5,074,853	3/13/17	291,243	—
Chilean Peso	DBAB	Buy	579,802,750	869,922	3/13/17	—	(9,851)
Ghanaian Cedi	BZWS	Buy	6,568	1,432	3/13/17	23	—
Japanese Yen	DBAB	Sell	30,500,000	265,832	3/13/17	3,958	—
Australian Dollar	CITI	Sell	6,685,000	4,994,497	3/14/17	179,303	—
Australian Dollar	JPHQ	Sell	10,063,000	7,453,664	3/14/17	205,302	—
Indian Rupee	DBAB	Buy	58,856,000	861,097	3/14/17	—	(1,827)
Euro	BOFA	Sell	7,619,000	8,124,521	3/15/17	77,286	—
Australian Dollar	CITI	Sell	3,467,200	2,590,432	3/16/17	93,127	—
Euro	JPHQ	Sell	1,685,713	1,803,123	3/16/17	22,556	—
Australian Dollar	JPHQ	Sell	17,500,000	12,757,500	3/17/17	153,142	—
Indian Rupee	CITI	Buy	15,811,000	231,527	3/17/17	—	(792)
Australian Dollar	CITI	Sell	6,989,400	5,229,085	3/20/17	195,321	—
Australian Dollar	JPHQ	Sell	29,027,000	21,340,650	3/20/17	435,412	—
Japanese Yen	BZWS	Sell	312,460,000	3,071,766	3/21/17	387,738	—
South Korean Won	HSBK	Sell	4,145,000,000	3,702,050	3/27/17	269,878	—
South Korean Won	HSBK	Sell	4,165,000,000	3,759,534	3/28/17	310,811	—
Japanese Yen	JPHQ	Sell	59,426,000	530,608	3/31/17	19,850	—
Japanese Yen	DBAB	Buy	1,500,000,000	14,176,890	4/07/17	—	(1,279,982)

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	4,919,230,800	$48,091,024	4/07/17	$5,795,778	$—
Japanese Yen	JPHQ	Sell	304,225,000	2,978,029	4/07/17	362,321	—
Japanese Yen	HSBK	Sell	605,200,000	5,885,585	4/11/17	681,047	—
Japanese Yen	BZWS	Sell	306,400,000	2,979,646	4/13/17	344,429	—
Japanese Yen	DBAB	Sell	302,200,000	2,940,576	4/13/17	341,481	—
South Korean Won	HSBK	Sell	5,535,000,000	4,855,902	4/25/17	272,152	—
South Korean Won	HSBK	Sell	1,542,000,000	1,345,608	4/26/17	68,611	—
South Korean Won	HSBK	Sell	1,860,000,000	1,624,241	5/02/17	83,843	—
Japanese Yen	BZWS	Sell	2,840,000,000	27,732,452	5/08/17	3,275,516	—
Japanese Yen	MSCO	Sell	100,400,000	933,849	5/16/17	68,890	—
Euro	DBAB	Sell	872,000	978,803	5/18/17	54,656	—
Japanese Yen	BOFA	Sell	540,647,250	5,042,411	5/18/17	384,187	—
Japanese Yen	CITI	Sell	977,557,900	9,073,620	5/18/17	650,970	—
Japanese Yen	BOFA	Sell	539,529,250	5,011,883	5/19/17	363,054	—
Japanese Yen	HSBK	Sell	541,429,400	5,029,535	5/19/17	364,333	—
Japanese Yen	BOFA	Sell	540,995,000	5,006,645	5/22/17	344,469	—
Japanese Yen	JPHQ	Sell	149,426,000	1,387,286	5/22/17	99,566	—
Japanese Yen	BOFA	Sell	366,311,000	3,330,948	5/25/17	173,675	—
Japanese Yen	HSBK	Sell	43,408,000	396,022	5/25/17	21,884	—
South Korean Won	HSBK	Sell	4,163,000,000	3,540,267	5/25/17	92,153	—
South Korean Won	HSBK	Sell	5,024,000,000	4,299,529	6/02/17	138,086	—
Japanese Yen	HSBK	Sell	92,070,000	807,986	6/13/17	13,651	—
Japanese Yen	CITI	Sell	64,869,000	622,191	6/16/17	62,447	—
Japanese Yen	HSBK	Sell	618,650,000	5,426,754	6/16/17	88,521	—
Japanese Yen	JPHQ	Sell	36,000,000	345,147	6/16/17	34,508	—
Japanese Yen	DBAB	Sell	617,700,000	5,914,571	6/19/17	583,714	—
Japanese Yen	CITI	Sell	487,440,000	4,749,141	6/20/17	542,235	—
Japanese Yen	DBAB	Sell	618,770,000	6,012,145	6/22/17	671,231	—
Philippine Peso	DBAB	Buy	85,018,660	1,786,031	6/30/17	—	(108,006)
Philippine Peso	JPHQ	Buy	83,694,000	1,761,274	7/03/17	—	(109,682)
Japanese Yen	BZWS	Sell	291,270,000	2,804,327	7/31/17	284,898	—
Japanese Yen	DBAB	Sell	242,274,032	2,333,732	7/31/17	238,109	—
Japanese Yen	DBAB	Sell	284,714,000	2,882,888	8/18/17	417,732	—
Japanese Yen	HSBK	Sell	547,340,000	5,551,116	8/22/17	811,007	—
Japanese Yen	JPHQ	Sell	385,615,000	3,911,161	8/22/17	571,633	—
Japanese Yen	BZWS	Sell	127,736,000	1,293,248	8/24/17	186,899	—
Japanese Yen	DBAB	Sell	126,234,000	1,279,900	8/24/17	186,560	—
Japanese Yen	JPHQ	Sell	254,671,000	2,577,837	8/28/17	371,592	—
Japanese Yen	DBAB	Sell	228,669,000	2,320,535	8/30/17	339,330	—
Japanese Yen	JPHQ	Sell	227,544,000	2,304,476	8/30/17	333,019	—
Japanese Yen	HSBK	Sell	420,281,000	4,173,595	9/01/17	531,849	—
Japanese Yen	JPHQ	Sell	304,225,000	3,005,433	10/10/17	363,284	—
Japanese Yen	DBAB	Sell	166,350,000	1,550,702	11/21/17	102,020	—
Japanese Yen	SCNY	Sell	312,386,000	2,867,374	11/27/17	145,853	—
Japanese Yen	CITI	Sell	62,440,000	557,597	12/12/17	13,084	—

34 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

			Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ Sell	85,300,000	$756,065	12/13/17	$12,151	$—
Total Forward Exchange Contracts					$44,206,357	$(4,296,220)
Net unrealized appreciation (depreciation)					$39,910,137

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$43,150,000	10/17/17	$67,395	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.775%	CME	1,690,000	10/04/23	—	(76,860)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.795%	CME	1,690,000	10/04/23	—	(79,103)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.765%	CME	1,690,000	10/07/23	—	(75,393)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	21,800,000	1/22/25	364,949	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	27,250,000	1/23/25	341,101	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	16,080,000	1/27/25	198,831	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	4,020,000	1/29/25	61,358	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	3,400,000	1/30/25	51,219	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	5,360,000	2/03/25	134,757	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.982%	LCH	46,520,000	10/20/25	1,003,441	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.668%	CME	820,000	10/04/43	—	(185,424)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.687%	CME	820,000	10/04/43	—	(188,559)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 3.675%	CME	820,000	10/07/43	—	(186,400)
Total Interest Rate Swap Contracts				$2,223,051	$(791,739)
Net unrealized appreciation (depreciation)				$1,431,312

See Abbreviations on page 56.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 35

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
December 31, 2016

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,739,207,455
Cost - Non-controlled affiliates (Note 3f)	93,720,049
Total cost of investments	$1,832,927,504
Value - Unaffiliated issuers	$1,699,555,859
Value - Non-controlled affiliates (Note 3f)	93,720,049
Total value of investments	1,793,275,908
Cash.	1,906,757
Restricted Cash (Note 1d)	22,400,000
Foreign currency, at value (cost $742,884)	746,463
Receivables:
Investment securities sold	17,731,893
Capital shares sold	1,693,179
Dividends and interest	12,428,878
European Union tax reclaims	69,594
Due from brokers	6,355,337
Unrealized appreciation on OTC forward exchange contracts	44,206,357
Other assets	207
Total assets	1,900,814,573
Liabilities:
Payables:
Investment securities purchased	56,129
Capital shares redeemed	6,359,919
Management fees	1,118,645
Distribution fees	1,253,430
Transfer agent fees	409,635
Variation margin	419,296
Due to brokers	24,300,000
Unrealized depreciation on OTC forward exchange contracts	4,296,220
Deferred tax.	553,301
Accrued expenses and other liabilities.	483,272
Total liabilities	39,249,847
Net assets, at value	$1,861,564,726
Net assets consist of:
Paid-in capital	$1,970,183,706
Undistributed net investment income	4,751,522
Net unrealized appreciation (depreciation)	780,817
Accumulated net realized gain (loss)	(114,151,319)
Net assets, at value	$1,861,564,726

36 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Class A:
Net assets, at value	$780,809,589
Shares outstanding.	268,153,141
Net asset value per share[a]	$2.91
Maximum offering price per share (net asset value per share ÷ 94.25%)	$3.09
Class A1:
Net assets, at value	$319,160,968
Shares outstanding.	109,498,808
Net asset value per share[a]	$2.91
Maximum offering price per share (net asset value per share ÷ 95.75%)	$3.04
Class C:
Net assets, at value	$340,265,185
Shares outstanding.	117,476,359
Net asset value and maximum offering price per share[a]	$2.90
Class C1:
Net assets, at value	$202,928,605
Shares outstanding.	69,711,025
Net asset value and maximum offering price per share[a]	$2.91
Class R:
Net assets, at value	$5,487,492
Shares outstanding.	1,879,798
Net asset value and maximum offering price per share	$2.92
Class R6:
Net assets, at value	$752,281
Shares outstanding.	257,666
Net asset value and maximum offering price per share	$2.92
Advisor Class:
Net assets, at value	$212,160,606
Shares outstanding.	72,541,283
Net asset value and maximum offering price per share	$2.92

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 37

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations

Templeton Global Balanced Fund

	Period Ended	Year Ended
	December 31, 2016[a]	March 31, 2016
Investment income:
Dividends: (net of foreign taxes of $3,689,908 and $4,067,038, respectively)
Unaffiliated issuers	$39,148,020	$52,700,837
Non-controlled affiliates (Note 3f)	3,361	—
Interest (net of foreign taxes of $676,813 and $555,031, respectively)	30,403,751	46,435,018
Income from securities loaned (net of fees and rebates)	294,623	12,129
Other income (Note 1j)	27,709	41,195
Total investment income	69,877,464	99,189,179
Expenses:
Management fees (Note 3a)	11,191,560	18,732,070
Distribution fees: (Note 3c)
Class A	1,655,819	2,768,157
Class A1	636,906	1,059,122
Class C	2,948,803	5,206,639
Class C1	1,057,661	1,755,096
Class R	22,972	33,182
Transfer agent fees: (Note 3e)
Class A	792,450	1,237,625
Class A1	306,349	477,144
Class C	359,722	584,781
Class C1	194,690	301,781
Class R	5,497	7,418
Class R6	212	544
Advisor Class	223,657	433,159
Custodian fees (Note 4)	454,915	608,745
Reports to shareholders	356,736	263,868
Registration and filing fees.	205,854	228,614
Professional fees	131,754	197,210
Trustees’ fees and expenses	92,143	120,326
Other	130,477	183,279
Total expenses	20,768,177	34,198,760
Expense reductions (Note 4)	(46,463)	(3,914)
Expenses waived/paid by affiliates (Note 3f and 3g)	(182,268)	(171,952)
Net expenses	20,539,446	34,022,894
Net investment income.	49,338,018	65,166,285
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $248,599 and $732,135)	(127,110,961)	74,544,484
Written options	—	2,231,799
Foreign currency transactions	(26,692,369)	66,521,450
Swap contracts.	(1,437,913)	(5,926,858)
Net realized gain (loss)	(155,241,243)	137,370,875
Net change in unrealized appreciation (depreciation) on:
Investments	175,538,761	(322,322,928)
Translation of other assets and liabilities
denominated in foreign currencies.	76,979,279	(120,385,015)
Swap contracts.	7,675,739	(2,112,815)
Change in deferred taxes on unrealized appreciation	(62,135)	1,262,869
Net change in unrealized appreciation (depreciation)	260,131,644	(443,557,889)

38 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations (continued)
December 31, 2016

Templeton Global Balanced Fund

	Period Ended	Year Ended
	December 31, 2016[a]	March 31, 2016
Net realized and unrealized gain (loss)	$104,890,401	$(306,187,014)
Net increase (decrease) in net assets resulting from operations	$154,228,419	$(241,020,729)

aFor the period April 1, 2016 to December 31, 2016.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report 39

TEMPLETON GLOBAL INVESTMENT TRUST
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Period Ended
	December 31,	Year Ended March 31,
	2016 [a]	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$49,338,018	$65,166,285	$70,620,626
Net realized gain (loss)	(155,241,243)	137,370,875	54,333,868
Net change in unrealized appreciation (depreciation)	260,131,644	(443,557,889)	(122,931,997)
Net increase (decrease) in net assets resulting from operations	154,228,419	(241,020,729)	2,022,497
Distributions to shareholders from:
Net investment income:
Class A	(7,872,542)	(35,015,294)	(62,075,671)
Class A1	(3,079,348)	(13,444,726)	(26,874,604)
Class C	(1,188,790)	(13,468,496)	(25,080,050)
Class C1	(1,260,532)	(7,562,234)	(15,702,596)
Class R	(40,958)	(195,409)	(309,971)
Class R6	(16,668)	(29,094)	(7,279)
Advisor Class	(2,819,943)	(13,365,698)	(25,386,535)
Net realized gains:
Class A	—	(29,395,257)	—
Class A1	—	(11,145,626)	—
Class C	—	(14,351,472)	—
Class C1	—	(7,044,397)	—
Class R	—	(184,044)	—
Class R6	—	(29,030)	—
Advisor Class	—	(10,349,144)	—
Total distributions to shareholders	(16,278,781)	(155,579,921)	(155,436,706)
Capital share transactions: (Note 2)
Class A	(265,314,827)	31,532,036	120,877,639
Class A1	(73,869,308)	(37,675,817)	(46,507,756)
Class C	(150,612,584)	35,379,162	55,073,603
Class C1	(45,505,800)	(24,806,317)	(29,511,751)
Class R	(1,413,901)	1,100,658	880,071
Class R6	(419,173)	559,968	651,010
Advisor Class	(102,961,701)	(48,104,065)	10,520,977
Total capital share transactions	(640,097,294)	(42,014,375)	111,983,793
Net increase (decrease) in net assets	(502,147,656)	(438,615,025)	(41,430,416)
Net assets:
Beginning of period	2,363,712,382	2,802,327,407	2,843,757,823
End of period	$1,861,564,726	$2,363,712,382	$2,802,327,407
Undistributed net investment income included in net assets:
End of period	$4,751,522	$36,109,664	$—
Distributions in excess of net investment income included in net assets:
End of period	$—	$—	$(34,452,356)

aFor the period April 1, 2016 to December 31, 2016.

40 Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements

Templeton Global Balanced Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The Fund’s fiscal year was changed to December 31. As a result, the Fund had a shortened fiscal year covering the transitional period between the Fund’s prior fiscal year end March 31, 2016 and December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors,

42 Annual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Consolidated Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2016, the Fund had no securities on loan.

h. Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2016, the FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and the FT Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2016, the net assets of the FT Subsidiary were $7,442,561, representing 0.4% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are

44 Annual Report

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the consolidated financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statements of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Period Ended
	December 31,
	2016	[a]
	Shares	Amount
Class A Shares:
Shares sold	15,918,706	$43,999,244
Shares issued in reinvestment of distributions	2,766,311	7,634,352
Shares redeemed	(114,125,112)	(316,948,423)
Net increase (decrease)	(95,440,095)	$(265,314,827)
Class A1 Shares:
Shares sold	1,998,699	$5,555,384
Shares issued in reinvestment of distributions	1,056,922	2,923,074
Shares redeemed	(29,653,300)	(82,347,766)
Net increase (decrease)	(26,597,679)	$(73,869,308)
Class C Shares:
Shares sold	6,176,236	$17,045,242
Shares issued in reinvestment of distributions	399,955	1,098,832
Shares redeemed	(61,192,660)	(168,756,658)
Net increase (decrease)	(54,616,469)	$(150,612,584)
Class C1 Shares:
Shares sold	689,579	$1,909,426
Shares issued in reinvestment of distributions	414,592	1,147,144
Shares redeemed	(17,488,544)	(48,562,370)
Net increase (decrease)	(16,384,373)	$(45,505,800)

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

	Period Ended
	December 31,
	2016	[a]
	Shares	Amount
Class R Shares:
Shares sold	854,699	$2,375,172
Shares issued in reinvestment of distributions	9,818	27,077
Shares redeemed	(1,371,117)	(3,816,150)
Net increase (decrease)	(506,600)	$(1,413,901)
Class R6 Shares:
Shares sold	355,735	$987,361
Shares issued in reinvestment of distributions	6,116	16,668
Shares redeemed	(503,457)	(1,423,202)
Net increase (decrease)	(141,606)	$(419,173)
Advisor Class Shares:
Shares sold	24,997,118	$70,004,224
Shares issued in reinvestment of distributions	878,455	2,429,799
Shares redeemed	(62,899,720)	(175,395,724)
Net increase (decrease)	(37,024,147)	$(102,961,701)

[a]For the period April 1, 2016 to December 31, 2016.
		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	100,914,333	$301,467,863	109,538,970	$355,971,282
Shares issued in reinvestment of distributions	21,595,075	61,355,083	18,403,505	56,547,393
Shares redeemed	(115,694,596)	(331,290,910)	(91,361,636)	(291,641,036)
Net increase (decrease)	6,814,812	$31,532,036	36,580,839	$120,877,639
Class A1 Shares:
Shares sold	4,966,226	$14,693,174	6,238,720	$20,032,228
Shares issued in reinvestment of distributions	8,180,308	23,324,987	8,116,785	24,983,022
Shares redeemed	(26,316,531)	(75,693,978)	(28,527,607)	(91,523,006)
Net increase (decrease)	(13,169,997)	$(37,675,817)	(14,172,102)	$(46,507,756)
Class C Shares:
Shares sold	57,619,439	$173,369,154	48,938,455	$158,489,674
Shares issued in reinvestment of distributions	9,067,294	25,605,937	7,387,731	22,525,190
Shares redeemed	(57,524,663)	(163,595,929)	(39,895,633)	(125,941,261)
Net increase (decrease)	9,162,070	$35,379,162	16,430,553	$55,073,603
Class C1 Shares:
Shares sold	2,008,579	$5,961,461	2,124,207	$6,775,862
Shares issued in reinvestment of distributions	4,653,334	13,219,451	4,581,281	14,057,216
Shares redeemed	(15,322,615)	(43,987,229)	(15,676,169)	(50,344,829)
Net increase (decrease)	(8,660,702)	$(24,806,317)	(8,970,681)	$(29,511,751)
Class R Shares:
Shares sold	896,012	$2,680,383	868,343	$2,798,699
Shares issued in reinvestment of distributions	84,872	241,607	70,404	216,177
Shares redeemed	(619,684)	(1,821,332)	(656,876)	(2,134,805)
Net increase (decrease)	361,200	$1,100,658	281,871	$880,071

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

2. Shares of Beneficial Interest (continued)

		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	291,404	$850,215	209,563	$654,529
Shares issued in reinvestment of distributions	20,526	58,124	2,276	6,969
Shares redeemed	(122,823)	(348,371)	(3,330)	(10,488)
Net increase (decrease)	189,107	$559,968	208,509	$651,010
Advisor Class Shares:
Shares sold	40,587,714	$122,422,298	53,588,116	$175,920,538
Shares issued in reinvestment of distributions	7,247,637	20,700,862	6,996,378	21,618,814
Shares redeemed	(67,339,602)	(191,227,225)	(58,946,614)	(187,018,375)
Net increase (decrease)	(19,504,251)	$(48,104,065)	1,637,880	$10,520,977

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the period ended December 31, 2016, the annualized effective investment management fee rate was 0.709% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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Templeton Global Balanced Fund (continued)

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$114,879
CDSC retained	$40,400

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended December 31, 2016, the Fund paid transfer agent fees of $1,882,577, of which $721,216 was retained by Investor Services.

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Templeton Global Balanced Fund (continued)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio, 0.09%	48,343,435	585,896,522	(540,519,908)	93,720,049	$93,720,049	$3,361	$ –	0.6%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until July 31, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended December 31, 2016, the custodian fees were reduced as noted in the Consolidated Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$3,899,418
Long term	97,692,868
Total capital loss carryforwards	$101,592,286

The tax character of distributions paid during the period ended December 31, 2016 and years ended March 31, 2016 and 2015, was as follows:

			March 31,
		December 31,
		2016	2016	2015
Distributions paid from:
Ordinary income.		$16,278,781	$83,080,951	$155,436,706
Long term capital gain		—	72,498,970	—
		$16,278,781	$155,579,921	$155,436,706

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

At December 31, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$1,844,975,958

Unrealized appreciation	$173,585,297
Unrealized depreciation	(225,285,347)
Net unrealized appreciation (depreciation)	$(51,700,050)
Distributable earnings - undistributed ordinary
income	$44,692,684

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2016, aggregated $321,159,514 and $1,018,330,004, respectively.

7. Credit Risk and Defaulted Securities

At December 31, 2016, the Fund had 9.9% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2016, the aggregate value of these securities was $1,146,360, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

9. Restricted Securities (continued)

At December 31, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Warrants	Issuer	Date	Cost	Value
4,441	[a]Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$—
79,464,087	[a]Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	841,962	—
6,435,002	[a]Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	—
	Total Restricted Securities (Value is 0.0% of Net Assets)		$910,191	$—

[a]The Fund also invests in unrestricted securities of the issuer, valued at $1,823,231 as of December 31, 2016.

10. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Consolidated Statement of			Consolidated Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Interest rate contracts	Variation margin	$2,223,051	[a]	Variation margin	$791,739	[a]
Foreign exchange contracts	Unrealized appreciation on OTC	44,206,357		Unrealized depreciation on OTC	4,296,220
	forward exchange contracts			forward exchange contracts
Value recovery instruments	Investments in securities, at value	3,671,590
Totals		$50,100,998			$5,087,959
[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the
variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended December 31, 2016, the effect of derivative contracts in the Fund’s Consolidated Statements of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Consolidated Statements of	Gain (Loss) for	Consolidated Statements of	(Depreciation)
Hedging Instruments	Operations Locations	the Period	Operations Locations	for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(1,437,913)	Swap contracts	$7,675,739
Foreign exchange contracts	Foreign currency transactions	(25,740,131)[a]	Translation of other assets	77,563,702	[a]
			and liabilities denominated
			in foreign currencies
Value recovery instruments.	Investments	—	Investments	(336,522)
Totals		$(27,178,044)		$84,902,919

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statements of Operations.

For the period ended December 31, 2016, the average month end fair value of derivatives represented 2.1% of average month end net assets. The average month end number of open derivatives contracts for the period was 200.

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TEMPLETON GLOBAL INVESTMENT TRUST
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Templeton Global Balanced Fund (continued)
At December 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:
	Gross Amounts of
	Assets and Liabilities Presented
	in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$44,206,357	$4,296,220
[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and
Liabilities.

At December 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of	Financial	Financial
	Assets Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BOFA	$1,342,671	$—	$—	$(1,342,671)	$—
BZWS	6,023,463	—	—	(6,023,463)	—
CITI	4,031,699	(2,521,938)	—	(1,509,761)	—
DBAB	12,927,491	(1,528,430)	—	(11,399,061)	—
GSCO	1,229,527	(13,910)	—	(1,215,617)	—
HSBK	4,340,924	(41,417)	(3,266,043)	—	1,033,464
JPHQ	13,749,088	(148,814)	(13,600,274)	—	—
MSCO	72,209	(41,298)	—	—	30,911
SCNY	479,358	(413)	(345,568)	(133,377)	—
UBSW	9,927	—	—	—	9,927
Total	$44,206,357	$(4,296,220)	$(17,211,885)	$(21,623,950)	$1,074,302

[a]At December 31, 2016, the Fund received U.S. Government and Agency securities, United Kingdom Treasury Bonds and Notes and U.S. Treasury Notes as collateral for derivatives.
[b]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

10. Other Derivative Information (continued)

At December 31, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of	Financial	Financial
	Liabilities Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS	—	—	—	—	—
CITI	2,521,938	(2,521,938)	—	—	—
DBAB	1,528,430	(1,528,430)	—	—	—
GSCO	13,910	(13,910)	—	—	—
HSBK	41,417	(41,417)	—	—	—
JPHQ	148,814	(148,814)	—	—	—
MSCO	41,298	(41,298)	—	—	—
SCNY	413	(413)	—	—	—
UBSW	—	—	—	—	—
Total	$4,296,220	$(4,296,220)	$—	$—	$—

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 56.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 10, 2017, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 9, 2018, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statements of Operations. During the period ended December 31, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

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TEMPLETON GLOBAL INVESTMENT TRUST
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Templeton Global Balanced Fund (continued)

  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
United States	$302,237,402	$148,735	$7,443,224	$309,829,361
All Other Equity Investments[b]	907,014,385	—	—[c]	907,014,385
Equity-Linked Securities	—	6,726,264	—	6,726,264
Corporate Bonds and Notes	—	5,479,679	—	5,479,679
Senior Floating Rate Interests	—	633,960	—	633,960
Foreign Government and Agency Securities	—	405,493,689	—	405,493,689
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	93,720,049	64,378,521	—	158,098,570
Total Investments in Securities	$1,302,971,836	$482,860,848	$7,443,224	$1,793,275,908

Other Financial Instruments:
Forward Exchange Contracts	$—	$44,206,357	$—	$44,206,357
Swap Contracts.	—	2,223,051	—	2,223,051
Total Other Financial Instruments	$—	$46,429,408	$—	$46,429,408

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$4,296,220	$—	$4,296,220
Swap Contracts.	—	791,739	—	791,739
Total Other Financial Instruments	$—	$5,087,959	$—	$5,087,959

aIncludes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

13. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BBA	British Bankers Association
CITI	Citigroup N.A.	COP	Colombian Peso	GDP	Gross Domestic Product
CME	Chicago Mercantile Exchange	EUR	Euro	GDR	Global Depositary Receipt
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate
GSCO	Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	INR	Indian Rupee	VRI	Value Recovery Instruments
JPHQ	JP Morgan Chase Bank, N.A.	KRW	South Korean Won
LCH	LCH Clearnet LLC	LKR	Sri Lankan Rupee
MSCO	Morgan Stanley and Co., Inc.	MXN	Mexican Peso
SCNY	Standard Chartered Bank	MYR	Malaysian Ringgit
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		RSD	Serbian Dinar
		USD	United States Dollar
		UYU	Uruguayan Peso

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Balanced Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Templeton Global Balanced Fund (the "Fund") as of December 31, 2016, the results of its operations, the changes in its net assets and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 15, 2017

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Tax Information (unaudited)

Templeton Global Balanced Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 28.05% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $29,217,038 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on June 14, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0064	$0.0768	$0.0291
Class A1	$0.0064	$0.0766	$0.0291
Class C	$0.0064	$0.0547	$0.0209
Class C1	$0.0064	$0.0646	$0.0244
Class R	$0.0064	$0.0714	$0.0271
Class R6	$0.0064	$0.0871	$0.0330
Advisor Class	$0.0064	$0.0833	$0.0317

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	since 1996		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	and Lead		Canadian National Railway (railroad)
		Independent		(2001-present), White Mountains
		Trustee		Insurance Group, Ltd. (holding
		since 2007		company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (November 2016),
RTI International Metals, Inc.
(manufacture and distribution of
titanium (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

franklintempleton.com Annual Report 59

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2006	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May	Not Applicable	Not Applicable
One Franklin Parkway	– AML	2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com Annual Report 61

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

62 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report 63

TEMPLETON GLOBAL INVESTMENT TRUST TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

64 Annual Report

franklintempleton.com

Annual Report and Shareholder Letter
Templeton Global Balanced Fund

Investment Manager
Templeton Global Advisors Limited

Subadvisor
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	325 A 02/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $124,405 for the fiscal year ended December 31, 2016 and $123,633 for the fiscal year ended March 31, 2016.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $4,682 the fiscal year ended December 31, 2016 and $4,590 for the fiscal year ended March 31, 2016.  The services for which these fees were paid include consulting and preparation of tax returns.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $854 for the fiscal year ended March 31, 2016.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended December 31, 2016 and $672,151 for the fiscal year ended March 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $259,682 for the fiscal year ended December 31, 2016 and $677,595 for the fiscal year ended March 31, 2016.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.            N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date February 24, 2017

By /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date February 24, 2017